As filed with the Securities and Exchange Commission on July 27, 2022
1933 Act Registration File No. 333-141917
1940 Act File No. 811-22045

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 29	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 32	☒
(Check Appropriate box or boxes)

WISCONSIN CAPITAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

8020 Excelsior Drive, Suite 402
Madison, Wisconsin 53717
(Address of Principal Executive Offices) (Zip Code)

(608) 960-4616
Registrant’s Telephone Number, including Area Code

Thomas G. Plumb
President
8020 Excelsior Drive, Suite 402
Madison, Wisconsin 53717
(Name and Address of Agent for Service)

Copy to:
Matthew C. Vogel, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)
☒ on August 1, 2022 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Plumb Funds is a registered trademark of Wisconsin Capital Funds, Inc.

Plumb Balanced Fund	Plumb Equity Fund
(Investor Shares: PLBBX)	(Investor Shares: PLBEX)
(Institutional Shares: PLIBX)	(Institutional Shares: PLIEX)
(Class A Shares: PLABX)	(Class A Shares: PLAEX)

PROSPECTUS
August 1, 2022

www.plumbfunds.com

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

FUND SUMMARY SECTION
PLUMB BALANCED FUND
Investment Objective
The Plumb Balanced Fund (the “Balanced Fund”) seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.
Fees and Expenses of the Plumb Balanced Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Balanced Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest, in the future, at least $25,000 in the Balanced Fund. More information about these and other discounts is available from your financial intermediary and in the section entitled “Choosing a Share Class: Class A Shares,” on page 41 of this Prospectus and “Sales Charge Reduction and Waivers” on page 15 of the of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None	1.00%⁽¹⁾
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None	0.25%
Other Expenses	0.35%	0.35%	0.36%
Total Annual Fund Operating Expenses	1.25%	1.00%	1.26%
Fee Waivers and Expense Reimbursements(2)	-0.06%	-0.01%	-0.07%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.19%	0.99%	1.19%

(1)	A 1.00% contingent deferred sales charge is imposed on Class A Share purchases of $1 million or more that are redeemed within 18 months after purchase. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
(2)
The Funds’ Advisor, Wisconsin Capital Management, LLC (the “Advisor”), has contractually agreed, at least until July 31, 2023, to waive fees and reimburse expenses of the Balanced Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.19% of its average daily net assets for Investor Shares, 0.99% of its average daily net assets for Institutional Shares and 1.19% of its average daily net assets for Class A Shares. This expense cap may not be terminated prior to this date except by the Board of Directors. For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding 36 months, provided the amount of recoupment in any year shall be limited so that it does not cause the Fund’s total operating expenses, after recoupment has been taken into account, to exceed the current cap or the applicable cap at the time of waiver for that year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2023. You may be required to pay a sales charge on your purchases and sales of Class A Shares of the Fund, which are reflected in the example. The assumed return does not represent actual or future performance, and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$121	$391	$681	$1,506
Institutional Shares	$101	$317	$551	$1,224
Class A Shares	$689	$945	$1,221	$2,004

Portfolio Turnover. The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies of the Balanced Fund
The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. More than 50% of the Fund’s assets are normally invested in common stocks.
To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks, and value stocks.
We also normally invest at least 25% of the Fund’s assets in fixed income senior securities. The fixed income senior securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), municipal bonds, convertible debt securities, and preferred stock. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.
The Fund will also invest in foreign securities, including the securities of companies located in emerging market countries. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets. The Fund will only invest in emerging-market securities to the extent that such securities are listed on a U.S. exchange.

The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio manager’s estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.
Principal Risks of Investing in the Balanced Fund
The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its asset allocation. If the Balanced Fund favors an asset class during a period when that class underperforms, performance may be hurt. The Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.
•Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments, particularly its fixed-income investments.
•Individual Security Selection Risk. Stocks and bonds selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment. The Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.
•Foreign Securities Risk. Although the Balanced Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.
•Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
•Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.

•Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will reduce bond prices and, accordingly, the Fund’s share price. As of the date of this Prospectus, interest rates have been rising at a rapid pace off of near-historic lows, which particularly exposes the Fund to risks associated with rising interest rates.
•Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a company’s preferred stock, common stock and bond prices to fall.
•Call Risk. If an issuer “calls” its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.
•Liquidity Risk. Investments with little or no active trading market can be difficult to sell at or near their perceived value. In such a market, the market value of such investments may fall dramatically, causing the Fund’s share price to fall in value.
•Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.
•Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls.
•Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.
•Rating Agencies Risk.  Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant.  A downward revision or withdrawal of such ratings, or either of them, may have a negative effect on the liquidity or market price of the securities in which the Fund invests.
•Key Person Risk. The Fund is heavily dependent upon Mr. Thomas Plumb for its operation and for the execution of its investment strategy. Mr. Plumb serves as portfolio manager for the Fund, and also serves as the President, Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event he were no longer involved in the management of the Fund.

•Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. To the extent the Fund is more heavily allocated to growth or value stocks, its performance may deviate significantly from its benchmark.
◦ Growth Investing Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns.
◦ Value Investing Risk. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.
Past Performance
The following tables show historical performance of the Balanced Fund and provide some indication of the risks of investing in the Fund. Table I shows the Fund’s Investor Shares total returns before taxes for each of the periods set forth in the Table. Table II shows the Fund’s Investor Shares average annual total returns for 1, 5, and 10 years both before and after taxes. Table II also shows the Fund's Institutional Shares and Class A Shares returns before taxes for 1, 5, and 10 years (reflecting the performance of the Investor Shares for periods prior to inception of Institutional Shares and Class A Shares and adjusted for Institutional Shares and Class A Shares fees and expenses, as applicable), and compares those returns to the performance of three different securities market indices, the Standard & Poor’s 500 Composite Index (S&P 500® Index), the Bloomberg Intermediate Government/Credit Bond Index, and MSCI’s Europe, Australasia, and Far East (EAFE) Index, as well as the Fund’s Benchmark, which is a composite comprised of 55% S&P 500 Index, 35% Bloomberg Intermediate Government/Credit Bond Index, and 10% MSCI EAFE Index. Returns shown in the performance table for Class A Shares reflect the maximum sales charge of 5.75% for the Fund’s Class A Shares. The S&P 500® Index reflects the market sectors for U.S.-based equities in which the Fund primarily invests. The Bloomberg Intermediate Government/Credit Bond Index is a broad-based index of government and investment-grade corporate fixed-rate debt securities with maturities between 1 and 10 years and represents the bond markets in which the Fund primarily invests. The MSCI EAFE Index reflects the performance of major developed international equity markets, other than the United States and Canada, in which the Fund invests. The Benchmark represents a broad measure of the stock and bond markets, including market sectors and geography, in which the Fund may invest. The performance data quoted represents past performance and current returns may be lower or higher. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.plumbfunds.com or by calling (toll free) 1-866-987-7888.

TABLE I
Balanced Fund Year-by-Year Total Returns (Calendar Year)- Investor Shares(1)
(1)    The returns shown in the bar chart are for Investor Shares of the Fund. Institutional Shares and Class A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses and Class A Shares may incur a sales load, and if these amounts were reflected returns would be less than those shown.

The Fund’s highest and lowest quarterly returns during the period presented in Table I:

Highest Quarterly Return	Lowest Quarterly Return
2nd Quarter of 2020	1st Quarter of 2020
19.41%	-14.05%

The performance information above is calculated based on a calendar year. The Fund’s total return (not annualized) for the six-month period ended June 30, 2022 was -24.32%.

TABLE II
Balanced Fund Average Annual Total Returns (for the periods ended December 31, 2021)

Investor Shares	1 Year	5 Years	10 Years
Return Before Taxes	4.06%	13.56%	10.82%
Return After Taxes on Distributions	2.00%	12.81%	10.31%
Return After Taxes on Distributions and Sale of Fund Shares	3.56%	10.76%	8.87%
Institutional Shares(1)
Return Before Taxes	4.29%	13.79%	11.04%
Class A Shares(2)
Return Before Taxes	-1.94%	12.22%	10.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
Bloomberg Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-1.44%	2.91%	2.38%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	8.78%	6.76%	5.16%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)	15.51%	11.95%	10.50%
(1)Performance shown for the Institutional Shares prior to its commencement of operations on August 1, 2020 reflects the performance of the Investor Shares adjusted for Institutional Shares fees and expenses.
(2)Performance shown for the Class A Shares prior to its commencement of operations on February 8, 2021 reflects the performance of the Investor Shares adjusted for Class A Shares fees and expenses.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during such years and do not reflect the impact of state or other local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for only Investor Shares and after-tax returns for Institutional Shares and Class A Shares will vary.
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Investment Advisor
Wisconsin Capital Management, LLC serves as the investment advisor to the Balanced Fund.
Portfolio Manager
Mr. Thomas G. Plumb serves as the portfolio manager of the Balanced Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Plumb has been a portfolio manager of the Balanced Fund since the Fund’s inception in May 2007. He is also the President, Chief Executive Officer, Secretary, and Chairman of the Plumb Funds.
Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the section titled “Summary of Other Important Information Regarding Shares of the Funds” of this Prospectus.

PLUMB EQUITY FUND
Investment Objective
The Plumb Equity Fund (the “Equity Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Plumb Equity Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest, in the future, at least $25,000 in the Equity Fund. More information about these and other discounts is available from your financial intermediary and in the section entitled “Choosing a Share Class: Class A Shares,” on page 41 of this Prospectus and “Sales Charge Reduction and Waivers” on page 15 of the of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None	1.00%⁽¹⁾
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.16%	None	0.25%
Other Expenses	0.93%	0.92%	0.94%
Total Annual Fund Operating Expenses	1.74%	1.57%	1.84%
Fee Waivers and Expense Reimbursements (2)	-0.55%	-0.58%	-0.65%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.19%	0.99%	1.19%

(1)	A 1.00% contingent deferred sales charge is imposed on Class A Share purchases of $1 million or more that are redeemed within 18 months after purchase. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
(2)
The Funds’ Advisor, Wisconsin Capital Management, LLC (the “Advisor”), has contractually agreed, at least until July 31, 2023, to waive fees and reimburse expenses of the Equity Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.19% of its average daily net assets for Investor Shares, 0.99% of its average daily net assets for Institutional Shares and 1.19% of its average daily net assets for Class A Shares. This expense cap may not be terminated prior to this date except by the Board of Directors. For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding 36 months, provided the amount of recoupment in any year shall be limited so that it does not cause the Fund’s total operating expenses, after recoupment has been taken into account, to exceed the current cap or the applicable cap at the time of waiver for that year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2023. You may be required to pay a sales charge on your purchases and sales of Class A Shares of the Fund, which are reflected in the example. The assumed return does not represent actual or future performance, and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$121	$494	$892	$2,006
Institutional Shares	$101	$439	$800	$1,818
Class A Shares	$689	$1,061	$1,456	$2,559

Portfolio Turnover. The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies of the Equity Fund
To pursue its investment objective, the Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in common stocks and other equity securities, such as exchange-traded funds (“ETFs”), options, preferred stocks and securities convertible into such equity securities. The Fund will also invest in foreign securities, including the securities of companies located in emerging market countries. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets. The Fund will only invest in emerging-market securities to the extent that such securities are listed on a U.S. exchange. The Fund generally invests in higher quality companies that are trading at significant discounts to portfolio manager’s estimates of their intrinsic value. These companies may include large, medium, and smaller-sized companies. The Fund’s investments in higher- quality companies includes investments in companies that the Advisor believes possess or in the near future are likely to possess some or all of the following attributes:
•Attractive business fundamentals and sound business models
•Strong financials, including profitability and quality of earnings
•Experienced, motivated company management
•High or consistently improving market position return on invested capital and operating margins.
The Fund’s portfolio manager employs a blended investment style, which is generally characterized as “growth at a reasonable price”. However, the portfolio manager may prefer a certain investment style and look for growth stocks or value stocks when warranted by market conditions and other factors.
The Fund seeks to provide investors with competitive after-tax investment returns by holding quality securities for the long term, which is designed to promote greater tax efficiency. The Fund anticipates that capital growth will be accompanied by dividend income and growth of dividend income over time.
The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio manager’s estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.
Principal Risks of Investing in the Equity Fund
The Equity Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.
•Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments.
•Individual Security Selection Risk. Stocks selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment.
•Foreign Securities Risk. Although the Equity Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.
•Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
•Smaller-Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion. Earnings and revenues of small companies tend to be less predictable, and the share prices of small companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.
•Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.
•Liquidity Risk. Investments with little or no active trading market can be difficult to sell at or near their perceived value. In such a market, the market value of such investments may fall dramatically, causing the Fund’s share price to fall in value.
•Key Person Risk. The Fund is heavily dependent upon Mr. Thomas Plumb for its operation and for the execution of its investment strategy. Mr. Plumb serves as portfolio manager for the Fund, and also serves as the President, Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event he were no longer involved in the management of the Fund.
•Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. To the extent the Fund is more heavily allocated to growth or value stocks, its performance may deviate significantly from its benchmark.
◦ Growth Investing Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns.
◦ Value Investing Risk. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.
Past Performance
The following tables show historical performance of the Equity Fund and provide some indication of the risks of investing in the Fund. Table I shows the Fund’s Investor Shares total returns before taxes for each of the periods set forth in the Table. Table II shows the Fund’s Investor Shares average annual total returns for 1, 5, and 10 years both before and after taxes. Table II also shows the Fund's Institutional Shares and Class A Shares returns before taxes for 1, 5, and 10 years (reflecting the performance of the Investor Shares for periods prior to inception of Institutional Shares and Class A Shares and adjusted for Institutional Shares and Class A Shares fees and expenses, as applicable), and compares those returns to the performance of two different securities market indices, the S&P 500® Index and the MSCI EAFE Index, as well as to the Fund’s Benchmark, which is a composite comprised of 90% S&P 500® Index and 10% MSCI EAFE Index. Returns shown in the performance table for Class A Shares reflect the maximum sales charge of 5.75% for the Fund’s Class A Shares. The S&P 500® Index reflects the market sectors for U.S.-based equities in which the Fund primarily invests. The MSCI EAFE Index reflects the performance of major developed international equity markets, other than the United States and Canada, in which the Fund invests. The performance data quoted represents past performance and current returns may be lower or higher. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.plumbfunds.com or by calling (toll free) 1-866-987-7888.
TABLE I
Equity Fund Year-by-Year Total Returns (Calendar Year)- Investor Shares(1)
(1)    The returns shown in the bar chart are for Investor Shares of the Fund. Institutional Shares and Class A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses and Class A Shares may incur a sales load, and if these amounts were reflected returns would be less than those shown.

The Fund’s highest and lowest quarterly returns during the period presented in Table I:

Highest Quarterly Return:	Lowest Quarterly Return:
2nd Quarter of 2020	4th Quarter of 2018
28.79%	-21.06%
The performance information above is calculated based on a calendar year. The Fund’s total return (not annualized) for the six-month period ended June 30, 2022 was -34.25%.

TABLE II
Equity Fund Average Annual Total Returns (for the periods ended December 31, 2021)

Investor Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.52%	20.01%	15.03%
Return After Taxes on Distributions	-2.05%	16.52%	12.95%
Return After Taxes on Distributions and Sale of Fund Shares	5.09%	15.54%	12.14%
Institutional Shares(1)
Return Before Taxes	3.74%	20.25%	15.26%
Class A Shares(2)
Return Before Taxes	-2.43%	18.60%	14.35%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	8.78%	6.76%	5.16%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)	26.60%	17.28%	15.39%
(1)Performance shown for the Institutional Shares prior to its commencement of operations on August 1, 2020 reflects the performance of the Investor Shares adjusted for Institutional Shares fees and expenses.
(2)Performance shown for the Class A Shares prior to its commencement of operations on February 8, 2021 reflects the performance of the Investor Shares adjusted for Class A Shares fees and expenses.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during such years and do not reflect the impact of state or other local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for only Investor Shares and after-tax returns for Institutional Shares and Class A Shares will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Investment Advisor
Wisconsin Capital Management, LLC serves as the investment advisor to the Equity Fund.
Portfolio Manager
Mr. Thomas G. Plumb serves as the portfolio manager of the Equity Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Plumb has been a portfolio manager of the Equity Fund since the Fund’s inception in May 2007. He is also the President, Chief Executive Officer, Secretary, and Chairman of the Plumb Funds.

Other Important Information Regarding Fund Shares
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the section titled “Summary of Other Important Information Regarding Shares of the Funds” of this Prospectus.

Summary of Other Important Information Regarding Shares of the Funds
Purchase and Sale of Fund Shares
The investment minimums for purchases of shares of the Funds are as follows:

	Minimum Investment Amount
	Initial			Subsequent
	Investor Shares	Institutional Shares	Class A Shares	All Classes
Regular Accounts	$2,500	$2,500	$250	$50
IRAs	$1,000	$1,000	$250	$50
Automatic Investment Plan	N/A	N/A	N/A	$50
You may redeem (sell back to the Fund) all or some shares of a Fund at any time by contacting the Funds by mail at The Plumb Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701; by personal delivery or express mail at The Plumb Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan St., Floor 3, Milwaukee, WI 53202-5207, or by telephone at 1-866-987-7888 (unless you indicate otherwise on your account application). You may also redeem shares of a Fund by setting up a Systematic Withdrawal Plan, subject to certain restrictions. If you hold shares of a Fund through a broker-dealer, financial institution or other service provider, you may redeem such shares by contacting such provider, who may charge a commission or other transaction fee for processing the redemption for you. The Funds reserve the right to waive the minimum initial investment amount at their discretion. The Funds do waive the minimum initial investment for Institutional Shares for employees and officers, and families of employees and officers, of the Advisor and its affiliates, and directors and officers of the Funds.
Tax Information
The Funds intend to make distributions, which may be subject to federal, state and local taxes as ordinary income or capital gains, or a combination of the two. Please see the sections entitled “Dividends and Distributions” and “Taxes” for more information.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Wisconsin Capital Management, LLC (the Fund’s investment advisor), the Fund’s distributor, or any of their respective affiliates may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Funds over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
This section of the Prospectus describes the Funds’ investment objectives and strategies and the risks of investing in the Funds. The investment objectives of the Funds can be changed without shareholder approval.
Investment Objectives and Principal Investment Strategies
Balanced Fund:
Investment Objective
The Balanced Fund seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.
Principal Investment Strategies
The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. More than 50% of the Fund’s assets are normally invested in common stocks. In allocating the Fund’s assets between stocks and bonds, we assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates, and the outlook for stocks generally. The Fund will also invest in foreign securities, including the securities of companies located in emerging market countries. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets. The Fund will only invest in emerging-market securities to the extent that such securities are listed on a U.S. exchange.
To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, smaller company stocks, growth stocks, and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest where we believe opportunity exists.
We also normally invest at least 25% of the Fund’s assets in fixed income senior securities. The fixed income senior securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities, and preferred stock. In addition to their fixed income characteristics, some of these securities may be convertible into common stock of the issuing corporation. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.
Other Investment Strategies
The Balanced Fund typically invests in common stocks that possess most of the following characteristics:

•Leading market positions
•High barriers to entry and other competitive or technological advantages
•High returns on equity and assets
•Good growth prospects
•Strong management
•Relatively low debt burdens
The Balanced Fund generally invests in investment-grade fixed income securities, although it may invest up to 5% of its total assets in securities rated below investment grade (i.e., high-yield or “junk” bonds). Under adverse market conditions, the Balanced Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities.
Equity Fund:
Investment Objective
The Equity Fund seeks long-term capital appreciation.
Principal Investment Strategies
To pursue its investment objective, the Equity Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in common stocks and other equity securities. The Fund generally invests in higher-quality companies that are trading at significant discounts to the portfolio manager’s estimates of their intrinsic value. These companies may include large, medium, and smaller sized companies. The Fund will also invest in foreign securities, including the securities of companies located in emerging market countries. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets. The Fund will only invest in emerging-market securities to the extent that such securities are listed on a U.S. exchange. The Fund’s investments in higher-quality companies includes investments in companies that the Advisor believes possess or in the near future are likely to possess some or all of the following attributes:
•Attractive business fundamentals and sound business models
•Strong financials, including profitability and quality of earnings
•Experienced, motivated company management
•High or consistently improving market position return on invested capital and operating margins.
The Fund’s portfolio manager employs a blended investment style, which is generally characterized as “growth at a reasonable price”. However, the portfolio manager may prefer a certain investment style and look for growth stocks or value stocks when warranted by market conditions and other factors.

The Fund seeks to provide investors with competitive after-tax investment returns by holding quality securities for the long term, which is designed to promote greater tax efficiency. The Fund anticipates that capital growth will be accompanied by dividend income and growth of dividend income over time.
The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio manager’s estimates of intrinsic business values or when the portfolio manager perceives that the long-term economic fundamentals significantly deteriorate or that better opportunities are presented in the marketplace.
Other Investment Strategies
The portfolio manager of the Equity Fund typically looks for companies that possess the following characteristics:
•Leading market positions
•High barriers to market entry and other competitive or technological advantages
•High return on equity and invested capital
•Consistent operating history
•Capable management
•Solid balance sheets
•Good growth prospects
Under adverse market conditions, the Equity Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities.
Principal Investment Risks

Balanced Fund:

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Balanced Fund will be affected by its asset allocation. If the Fund favors an asset class during a period when that class underperforms, performance may be hurt. The Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.
•Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments, particularly its fixed-income investments.

•Individual Security Selection Risk. Stocks and bonds selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment. The Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.
•Foreign Securities Risk. Although the Balanced Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.
•Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
•Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.
•Key Person Risk. The Fund is heavily dependent upon Mr. Thomas Plumb for its operation and for the execution of its investment strategy. Mr. Plumb serves as portfolio manager for the Fund, and also serves as the President, Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event he were no longer involved in the management of the Fund.
The Balanced Fund’s investments in stocks and other equity securities are subject to the following additional principal risks:
•Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Some of the Fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
•Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. In particular, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities.
The Balanced Fund’s investments in bonds and other fixed-income securities are subject to the following additional principal risks:
•Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will reduce bond prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the bond portion of the Fund, the more the Fund’s share price is likely to react to interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of three years would rise by approximately 3%. Conversely, if interest rates increase by 1%, the market value of a portfolio with this duration would decline by approximately 3%. As of the date of this Prospectus, interest rates have been rising at a rapid pace off of near-historic lows, which particularly exposes the Fund to risks associated with rising interest rates. Changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.
•Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock, while providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible).
•Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a company’s preferred stock, common stock and bond prices to fall.

•Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer calls its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.
•Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant.  A downward revision or withdrawal of such ratings, or either of them, may have a negative effect on the liquidity or market price of the securities in which the Fund invests.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Equity Fund:
The Equity Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.
•Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments.
•Individual Security Selection Risk. Stocks selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment.
•Foreign Securities Risk. Although the Equity Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.
•Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
•Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Some of the Fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
•Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.
•Key Person Risk. The Fund is heavily dependent upon Mr. Thomas Plumb for its operation and for the execution of its investment strategy. Mr. Plumb serves as portfolio manager for the Fund, and also serves as the President, Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event he were no longer involved in the management of the Fund.
Other Non-Principal Investment Risks of the Funds
•High Yield Bond Risk. Although the Balanced Fund’s bond investments are primarily in investment-grade bonds, the Balanced Fund may invest to a limited extent (up to 5% of its total assets at the time of purchase) in high yield (“junk”) bonds which involve greater credit risk, including the risk of default, than investment-grade bonds. High yield bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to negative developments affecting the issuer or its industry, or the economy in general.
•Risks Relating to Current Market Conditions. National and global markets and economies have become increasingly interconnected. War, natural disasters, terrorism, public health emergencies such as pandemics and epidemics, and similar events can create very high levels of volatility and generally stressed conditions in markets around the world. For example, the COVID-19 coronavirus pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries, and many businesses across most sectors have experienced significant challenges to their revenues and business. The future impact of COVID-19 and any current or future variants is currently unknown, and market conditions caused by a continued occurrence or resurgence of the coronavirus pandemic or from similar pandemics is likely to amplify other risks that apply to the Funds, including political, social and economic risks. They also subject each Fund to a variety of unknown risks. Any such impact could adversely affect the Funds' performance and the performance of the securities in which the Funds invest. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
•Issuer Risk. The value of a security held by a Fund may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.
•Liquidity Risk. Investments with little or no active trading market can be difficult to sell at or near their perceived value. In such a market, the market value of such investments may fall dramatically, causing the Fund’s share price to fall in value.
•Market Sector Risk. The Funds may invest a greater or lesser portion of their assets in certain companies, industries, or market sectors than the weightings they represent in certain broad market indices. The Funds will not, however, invest 25% or more of their assets in any single industry sector. These overweighted and underweighted positions may cause the Funds’ performance to vary from the performance of such broad market indices.
•Inflation/Deflation Risk. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Funds' assets can decline. As of the date of this Prospectus, the inflation rate in the United States has been at or near its highest level in several decades. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund‘s assets.
Temporary strategies in which the Funds may engage from time to time expose them to certain other risks described below.
•Temporary Defensive Positions. Under adverse market conditions, the Funds could invest a substantial portion of their assets in U.S. Treasury securities and money market securities. Although the Funds would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Funds may not achieve their respective investment objectives.
•Short-Term Trading Risks. The Funds may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Funds’ after-tax performance.

Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. The Funds’ Portfolio Holdings Disclosure Policy is also available and on their website (www.plumbfunds.com).
MANAGEMENT
Investment Advisor
Wisconsin Capital Management, LLC, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717, (the “Advisor”) serves as investment advisor to the Funds. As of June 30, 2022, the Advisor had assets under discretionary management of approximately $208 million.
The Advisor manages the investment of each Fund’s assets; provides each Fund with personnel, facilities, and administrative services; and supervises each Fund’s daily business affairs, all subject to the oversight of the Board of Directors. Under the investment advisory agreement pursuant to which the Advisor provides advisory services, each Fund pays the Advisor a fee at an annual rate equal to 65 basis points (0.65%) of the Fund’s average daily net assets.
From time to time, the Advisor may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest, and taxes) to the extent necessary to ensure that such Fund’s total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Waivers and reimbursements have the effect of lowering a Fund’s overall expense ratio and increasing a Fund’s overall return to investors. The Advisor has contractually agreed, at least until July 31, 2023, to waive fees and reimburse expenses of each Fund so as to cap each Fund’s annual operating expense ratio (excluding Acquired Fund Fees and Expenses) at 1.19% of the Fund’s average daily net assets for Investor Shares and Class A Shares, and 0.99% of its average daily net assets for Institutional Shares. This expense cap may not be terminated prior to this date except by the Board of Directors. The annual investment advisory fee paid to the Advisor as a percentage of average daily net assets for the year ended March 31, 2022, net of expense reimbursements or fee waivers or recoupments (if applicable), was 0.60% for the Balanced Fund and 0.09% for the Equity Fund.
TGP, Inc., which is wholly and directly owned by Thomas G. Plumb, holds all of the voting units of the Advisor. The address of TGP, Inc. is the same as the Advisor’s address.
A discussion regarding the basis for the Funds’ Board of Directors approving the investment advisory agreement is available in the Funds’ most recent Semiannual Report to Shareholders for the period ended September 30.

Portfolio Manager

Thomas G. Plumb, CFA. Mr. Thomas Plumb has been the portfolio manager of the Funds since the Funds’ inception in May 2007. He has also served as the President, Chief Executive Officer and Chairman of the Plumb Funds since their inception in May 2007, and Secretary of Plumb Funds since August 1, 2017. Mr. Plumb is a Principal and the founder of Wisconsin Capital Management, LLC, since January 2004, a firm that traces its origins back over thirty years. He has over thirty years of experience as an investment professional including twenty years as the lead manager of two other balanced mutual funds. Mr. Plumb is primarily responsible for the day-to-day management of the Funds’ portfolios. Mr. Plumb earned a Bachelor of Business Administration degree from the University of Wisconsin-Madison in 1975 and also holds a Chartered Financial Analyst (CFA) designation.

The Statement of Additional Information (the “SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares in the Funds.
Rule 12b-1 Plan
Each Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) which, among other things, requires it to pay Quasar Distributors, LLC (the “Distributor”), the principal underwriter and distributor of shares of the Funds, a monthly fee of up to 0.25% of its average daily net assets attributable to Investor Shares and Class A Shares computed on an annual basis.
The amounts paid under the Rule 12b-1 Plan reimburse the Distributor for distributing Investor Shares and Class A Shares of the Funds and providing services to shareholders. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution, or other person that renders assistance in distributing or promoting the sale of Investor Shares and Class A Shares of the Funds, provides shareholder services to the Funds, or that has incurred any of the aforementioned expenses on behalf of the Funds pursuant to a Dealer Agreement or other authorized arrangement. Covered shareholder servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. A Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by one Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with its provision of distribution or shareholder services to another Fund. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Funds’ Rule 12b-1 Plan also authorizes the Funds to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the particular Fund’s average daily net assets attributable to Investor Shares and Class A Shares of that Fund. The Funds’ direct payment of covered distribution and servicing expenses is made with the Distributor’s knowledge primarily for administrative convenience.
Revenue Sharing
The Advisor pays additional compensation out of its own assets (and not as an additional charge to any Fund) to selected financial advisors in connection with the retention and/or servicing of Fund investors and Fund shares, including without limitation for various shareholder servicing, recordkeeping or other services with respect to the Funds. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of the Funds. Please see the SAI for more information about the Advisor’s use of this additional compensation.
The Advisor pays out of its own resources (and not as an additional charge to a Fund) compensation to Cantor Fitzgerald & Co. (“Cantor”) in connection with the sale and distribution of the Institutional Shares and Class A Shares and the retention and servicing of Fund investors who own Institutional Shares and Class A Shares. These payments to Cantor are sometimes referred to as “revenue sharing” payments and are payments separate from any service fees or other expenses paid by the Funds and described elsewhere in this Prospectus. Through this arrangement, Cantor assists the Advisor in developing and structuring marketing initiatives, creating marketing materials, attending sales meetings, and placing the Funds’ Institutional Shares and Class A Shares on a financial intermediary’s list of mutual funds available for purchase by the intermediary’s clients. Fees payable under this marketing agreement entered into between Cantor and the Advisor, which may be substantial, consist of a monthly fee based on the growth in assets under management above a base threshold.
HOW TO BUY SHARES
General
The price you pay for the shares will be the net asset value per share, plus any applicable sales charge (Class A Shares only), determined at the end of the business day your purchase order is received by the Plumb Funds through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent (the “Transfer Agent”), or received by the Distributor, or other broker-dealers authorized by the Funds or their designated intermediaries. The Distributor and the Funds reserve the right to reject any purchase order for any reason. The Funds reserve the right to waive or change minimum initial and additional investment amounts. Shares generally may not be purchased by persons residing outside the United States. Please note that your application will be returned if any information is missing. The Funds do not issue share certificates.
Please call us at 1-866-987-7888 if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.
The investment minimums for purchases of shares of the Funds (subject to any waiver or change by the Distributor or the Funds) are as follows:

	Minimum Investment Amount
	Initial			Subsequent
	Investor Shares	Institutional Shares	Class A Shares	All Classes
Regular Accounts	$2,500	$2,500	$250	$100
IRAs	$1,000	$1,000	$250	$100
Automatic Investment Plan	N/A	N/A	N/A	$50

The Funds reserve the right to waive the minimum initial investment amount at their discretion. The Funds do waive the minimum initial investment for Institutional Shares for employees and officers, and families of employees and officers, of the Advisor and its affiliates, and directors and officers of the Funds.
The Funds have established an Anti-Money Laundering Program as required by the USA PATRIOT Act. In order to ensure compliance with this law, we are required to obtain the following information for all registered owners and all authorized individuals:
•Full Name
•Date of Birth
•Social Security Number
•Permanent Street Address (P.O. Box only is not acceptable)
•Corporate accounts require additional documentation
If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. We will use this information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

Purchase Procedures
You may buy shares of the Funds in the following ways:

Method	Steps To Follow

By Mail:	To Open a New Account:
The Plumb Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Personal Delivery/Express Mail:
The Plumb Funds
c/o U.S. Bank Global Fund Services
615 East Michigan St., Floor 3
Milwaukee, WI 53202-5207
Note: The Funds do not consider
the U.S. Postal Service or other
independent delivery services to be
their agents. Therefore, deposit
in the mail or with such services, or
receipt at the post office box of
U.S. Bank Global Fund Services, of
purchase orders or redemption
requests does not constitute
receipt by the transfer agent of the
Funds. Receipt of purchase orders
or redemption requests is based on
when the order is received at the
Transfer Agent’s offices.

1.Complete the Account Application.

2.Make your check payable to “The Plumb Funds” (note: your purchase must meet the applicable minimum). All purchases by check must be made in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. We are unable to accept post-dated checks or any conditional order or payment.

3.Send the completed Account Application and check to the applicable address listed to the left (note: a $25 fee, in addition to any loss sustained by the Funds, will be assessed for any payment that is returned).

To Add to an Existing Account:
To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.

By Wire or Electronic Funds Transfer:

Wire To:
U.S. Bank, N.A.
777 East Wisconsin Ave.
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137
Further Credit:
Plumb Funds
Shareholder Name and
Account Number
Note: Amounts sent by wire must
be received before 3:00 p.m.
Central Time in order to buy shares
that day. The Fund and U.S. Bank, N.A.
are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Also, you are responsible for any charges that your bank may impose for effecting the wire or electronic funds transfer.

To Open a New Account:

1.If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application. You can fax to 1-877-666-6014, mail or overnight deliver your account application to the transfer agent.

2.Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name, and your account number so that monies can be correctly applied. Your bank should transmit funds by wire using the instructions to the left.

To Add to an Existing Account:

Before sending your wire, please contact us at 1-866-987-7888 to advise us of your intent to wire funds. This will ensure prompt and accurate credit upon receiving your wire.

By Electronic Funds Transfer:

Investors may purchase additional shares of the Funds by calling 1-866-987-7888. Unless you declined telephone options on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network, provided that your bank is a member. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received before 3:00 p.m. Central Time, your shares will be purchased at the net asset value calculated on that day. A $25 charge will be assessed for any such transfer that cannot be completed.

Automatic Investment Plan: (Note: This plan may be suspended, modified, or terminated at any time.)
To Open an Account:

Not Applicable.

To Add to an Existing Account:

1.Call us at 1-866-987-7888 or visit our website at www.plumbfunds.com to obtain a regular Account Application.

2.Complete the Automatic Investment Plan section on the regular Account Application to authorize the transfer of funds from your bank account. Include a voided check or savings deposit slip with the application. Please note that the Funds’ Automatic Investment Plan only offers an option to make automatic investments on a monthly basis.

3.Indicate the amount of the automatic investments (must be at least $50 per investment).

4.Your bank will deduct the automatic investment amount from your bank account each month on the business day you have selected or if the date falls on a day the Fund is closed, the next business day. Such amount will be invested in shares of the Fund or Funds in accordance with your authorization. Your financial institution must be a member of the Automated Clearing House (ACH) network. (Note: you will be charged $25 for any automatic investments that do not clear.)

To Change or Stop an Automatic Investment Plan:

1.Call us at 1-866-987-7888. We will take your request and give you a confirmation number; or

2.Write a letter requesting your change to:

The Plumb Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Please note that the Funds need at least five (5) calendar days for processing any changes to, or a termination of, an automatic investment instruction. Therefore, the Funds must receive a notice of a change or a termination at least five (5) days before the date you want the change to take effect.

Through Broker-Dealers and Other Service Providers:	You may purchase shares of the Funds through a broker-dealer, institution, or other service provider who may charge a commission or other transaction fee. Certain features of the Funds may not be available or may be modified in connection with the program offered by your service provider. The service provider, rather than you, may be the shareholder of record of Fund shares, in which case the service provider may be responsible for delivering Fund reports and other communications about the Funds to you.

Exchange of Fund Shares
You may exchange shares of the same class of one Plumb Fund for shares in an identically registered account of another Plumb Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Fund or by telephone unless you have declined this option on your Account Application. If an account has more than one owner or authorized person, telephone instructions will be accepted from any one owner or authorized person. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.
The basic rules for exchanges are as follows:
•You must own shares of the Fund you wish to exchange for at least 15 calendar days before you can exchange them for shares of another Plumb Fund.
•Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but may not exceed $100,000.
•Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 ($1,000 for IRAs) for Investor Shares and at least $2,500 for Institutional Shares (unless your account type does not require an investment minimum with respect to Institutional Shares).
•We reserve the right to limit the number of times you may exchange Fund shares.
Automatic Exchange Plan. You may also make regular monthly exchanges from the same class of one Plumb Fund to another through our Automatic Exchange Plan. You may participate in the Automatic Exchange Plan by contacting the Funds in writing. You must establish an account for each Plumb Fund with at least $2,500 ($1,000 for IRAs) for Investor Shares, at least $2,500 ($1,000 for IRAs) for Institutional Shares (unless your account type does not require an investment minimum with respect to Institutional Shares) and before you can make automatic exchanges. You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

Exchange for Money Market Shares. You may also exchange some or all of your shares in the Plumb Funds for shares in a no-load money market fund (the “Money Market Fund”). Although the Money Market Fund is not affiliated with the Advisor or the Funds, this exchange privilege is a convenient way for you to buy shares in a no-load money market fund in order to respond to changes in your goals or market conditions. Your use of this exchange privilege is subject to the exchange minimums and other requirements applicable to the Money Market Fund. Before exchanging into the Money Market Fund, you should read its prospectus. To obtain the Money Market Fund’s prospectus, call the Transfer Agent at 1-866-987-7888. This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Advisor to invest in the Money Market Fund. The Funds may change or cancel the exchange privilege at any time upon 60 days’ notice. An affiliate of U.S. Bank advises the Money Market Fund. In addition, the Distributor is also the distributor for the Money Market Fund, and it is entitled to receive a fee from the Money Market Fund for distribution services at the annual rate of 0.25% of the average daily net asset value of the shares in connection with these exchanges.
You must exchange a minimum of $2,500 or more to establish an identically registered account in the Money Market Fund. There is no charge for written exchange requests. Subsequent exchanges to the Money Market Fund can be made in amounts of $100 or more. A $5.00 fee will be assessed for each exchange transaction requested by telephone. When exchanging from a Fund to the Money Market Fund, you will begin accruing income from the Money Market Fund the day following the exchange. When exchanging less than all of the balance from the Money Market Fund, your exchange proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income will automatically be exchanged into the Fund. Accrued income will be exchanged at the same time as the principal amount of an exchange.
Tax Treatment for Exchanges. Any exchange of shares is considered a redemption of the shares of the mutual fund from which you are exchanging and a purchase of shares of the mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares exchanged and with all of the conditions on purchases for the shares deposited in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you may recognize a gain or loss for federal, state and local income tax purposes on that sale.
HOW TO SELL SHARES
General
You may redeem (sell back to the Fund) all or some shares of a Fund at any time by sending a written request to the Plumb Funds. A Redemption Request Form is available from the Funds. The price you receive for the shares will be the net asset value per share next determined after the redemption request is received in proper form by the Fund (through the Transfer Agent) or by the Distributor or other broker-dealer authorized by the Funds or its designated intermediary. A contingent deferred sales charge may apply at the time you sell Class A Shares. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which the Exchange is open. Please call us at 1-866-987-7888 if you have any questions about redeeming shares of the Funds.
A redemption request will be deemed in proper form if it includes:

•The shareholder’s name;
•The name of the Fund;
•The account number;
•The share or dollar amount to be redeemed; and
•Signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).
Redemption Procedures
You may redeem Fund shares in the following ways:

Method	Steps to Follow

By Mail:
The Plumb Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Personal Delivery/Express Mail:
The Plumb Funds
c/o U.S. Bank Global Fund Services
615 East Michigan St., Floor 3
Milwaukee, WI 53202-5207
Receipt of purchase orders or
redemption requests is based on when the order is received at the Transfer Agent’s offices.

1.A written request for redemption (or the Redemption Request form) must be signed exactly as the account is registered and include the account number and the amount to be redeemed.

2.Send the written redemption request to the applicable address listed to the left.

3.Signatures may need to be guaranteed. See section entitled “Signature Guarantees.”

Systematic Withdrawal Plans:
You can elect to participate in our Systematic Withdrawal Plan by completing the Systematic Withdrawal Plan section on the regular Account Application. This plan allows you to arrange for automatic withdrawals from your Fund account into a pre-authorized bank account, or the Fund will send a check to your address of record. You select the schedule for systematic withdrawals, which may be on a monthly, quarterly, or annual basis. You also select the amount of each systematic withdrawal, subject to a $50 minimum. To begin systematic withdrawals, you must have a Fund account valued at $10,000 or more. The Systematic Withdrawal Plan may be terminated or modified at any time. Please note that the Funds need at least five (5) calendar days in order to process any modification to, or a termination of, a systemic withdrawal instruction. Therefore, the Funds must receive a notice of a change or a termination at least five (5) days before the date you want the change to take effect.

By Telephone:
We will accept telephone redemptions unless you indicate otherwise on your account application.

1.Call us at 1-866-987-7888.

2.Provide your account number and the amount to be redeemed.

3.Telephone redemptions are subject to a $25,000 maximum.

4.We will send the proceeds from a telephone redemption only to the shareholder at the address of record or to a pre-determined bank account.

5.Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

By accepting the telephone redemption option, you authorize us to act upon the instruction of any person by telephone to redeem shares from your account, and you assume some risk for unauthorized transactions. We have procedures designed to reasonably assure that the telephone instructions are genuine, including recording telephone conversations, requesting personal information, and providing written confirmation of transactions; and we will be liable to you if you suffer a loss from our failure to abide by these procedures. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one of those owners or authorized persons.

Through Broker-Dealers, Institutions, and Other Service Providers:	You may redeem Fund shares through broker-dealers, institutions, and other service providers, who may charge a commission or other transaction fee for processing the redemption for you.

Redemption Charges:	A contingent deferred sales charge of 1.00% applies on certain redemptions of Class A Shares made within 18 months following purchases of Class A Shares of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Receiving Redemption Proceeds

You may receive proceeds of your redemption by check, ACH, or federal wire transfer. The Funds typically expect that it will take one-to-three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.

These redemption methods will be used regularly and may also be used in stressed market conditions. No redemption will be effective until all necessary documents have been received in proper form by the Plumb Funds (through the Transfer Agent). Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment.

Method	Steps to Follow
By Mail:	We typically mail checks for redemption proceeds the following business day but no later than seven (7) days after we receive all necessary documents and process the request. The check will be mailed to the address on your account (unless you request that it be sent to a different address which would require a signature guarantee). There is no charge for mailing redemption checks. Your redemption checks will be mailed unless you expressly request that they be sent by wire or electronic fund transfer.

By Wire/Electronic Funds Transfer:	At your written request and, if applicable, with a guaranteed signature, we will send your redemption proceeds by wire or electronic funds transfer to your designated bank account. Redemption proceeds will ordinarily be sent the business day immediately after your redemption request is processed. Wire transfer proceeds are generally immediately available. Redemption proceeds by electronic fund transfer are usually available within two-to-three days. You will be charged a fee (currently $15) for each wire transfer. There is no charge for electronic fund transfers. You will be responsible for any charges that your bank may impose for receiving wire or electronic fund transfers.

Other Redemption Information
Signature Guarantees. For your protection, your signature on a request must be guaranteed by an institution that is either a Medallion program member or a non-Medallion program member that is eligible to provide signature guarantees under federal or state law (such as domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public) under any of the following circumstances:
•The redemption is in excess of $25,000.
•When redemption proceeds are payable or sent to any person, address, or bank account not on record.
•If you have requested a change of address within 30 calendar days prior to the redemption request.
•If you want to change ownership registration on your account.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee under other circumstances as indicated. Additionally, the Funds reserve the right to waive any signature requirement at their discretion.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of authentication from a financial institution source that is acceptable to the Funds.
Small Accounts. We reserve the right to terminate your account(s) in the Funds if, as a result of any transfer, exchange, or redemption of shares in the account, the aggregate value of all of your accounts with the Funds falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate any account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.
Suspension of Redemptions. Your right to redeem shares in a Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.
Excessive Account Activity. An excessive number of purchases, exchanges, and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present risks to Fund shareholders such as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, and adverse tax consequences. The Funds’ Board of Directors has adopted policies to discourage frequent purchases, exchanges, and redemptions of Fund shares. We seek to prohibit any shareholder from making, during any 12-month period, more than three purchases back into a Fund that were preceded by or otherwise associated with exchanges or redemptions from the Fund. However, when purchases, exchanges, and redemptions are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able to effectively identify and restrict persons who engage in such activity. This prohibition does not apply to shareholders who have automatic investment plans or systematic withdrawal plans. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or purchase order, or reject an exchange or purchase, at any time, for any reason. We also have the right to close accounts of persons who have a known history of market timing and other disruptive transaction activity.
Telephone Trades. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Taxes. For tax purposes you will generally recognize a gain or loss for federal, state and local income tax purposes on a redemption of shares in the Fund. The ability to recognize a loss for tax purposes may be limited by the wash-sale rules.
OTHER INFORMATION
Choosing a Share Class
Each Fund offers Institutional Shares, Investor Shares, and Class A Shares through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your financial intermediary or financial advisor.

	Institutional Shares	Investor Shares	Class A Shares
Rule 12b-1 Distribution Plan Fee	None	0.25%	0.25%
As noted in the table above, each Fund’s Investor Shares are subject to a Rule 12b-1 Plan fee of up to 0.25% of the average daily net assets based on the average daily net assets of the Fund’s Investor Shares as described herein. Because the minimum initial investment amount for Investor Shares and Institutional Shares is the same and because Institutional Shares are not subject to a Rule 12b-1 Plan fee, Institutional Shares generally will be a less expensive investment option than Investor Shares.
In addition, because the Class A Shares are subject to a 12b-1 Plan fee of up to 0.25% of the average daily net assets based on the average daily net assets of the Fund’s Class A Shares as described herein and also subject to a sales charge, Institutional Shares generally will be a less expensive investment option than Class A Shares.

Institutional Shares
Institutional Shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge or shareholder servicing fee. Institutional Shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Funds and do not require the Funds to pay a fee, may purchase Institutional Shares, subject to investment minimums. The minimum initial investment for Institutional Shares of each Fund is $2,500 and may be waived or changed by a Fund in its sole discretion.

Investor Shares
Investor Shares are offered for sale at NAV, without the imposition of a sales charge. Investor Shares are subject to a Rule 12b-1 Plan fee up to 0.25% of the average daily net assets of a Fund attributable to Investor Shares, computed on an annual basis. The minimum initial investment for Investor Shares is $2,500 and may be waived or changed by a Fund in its sole discretion.
Class A Shares
Class A Shares of the Funds are shares that require that you pay a front-end sales charge of up to five and three-quarters percent (5.75%) of the total purchase price when you invest in a Fund unless you qualify for a reduction or waiver of the sales charge. Class A Shares are also subject to a Rule 12b-1 fee (or distribution fees) of up to 0.25% of average daily net assets, which is assessed against the applicable class of shares of a Fund (discussed above in the section titled “Management - Rule 12b-1 Plan”). Class A Shares are subject to a minimum initial investment of $250.
You pay a sales charge when you invest in Class A Shares of a Fund, unless you qualify for a reduction or waiver. There are several ways to reduce this charge. See the section “Class A Sales Charge Reductions and Waivers” below. Without a reduction or waiver, the price that you pay when you buy Class A Shares (the “offering price”) is their net asset value (“NAV”) plus a sales charge (sometimes called a “front-end sales charge” or “load”), which varies depending upon the size of your purchase. The sales charge for Class A Shares of a Fund is calculated as follows:(1)

When you invest this amount	Sales Charge as a Percentage of Offering Price(2)	Sales Charge as a Percentage of Net Amount Invested(3)	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999.99	4.75%	4.99%	4.00%
$100,000-$249,999.99	3.50%	3.63%	3.00%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$999,999.99	2.00%	2.04%	1.75%
$1,000,000 and above(4)	0.00%	0.00%	None
(1) Class A Shares are offered and sold at the next offering price, which is the sum of the NAV per share and the sales charge indicated above. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
(2) The difference between the total amount invested and the sum of (a) the net proceeds to a Fund and (b) the dealer re-allowance, is the amount of the initial sales charge received by the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”) (also known as the “underwriter concession”).
(3) Rounded to the nearest one-hundredth percent
(4) A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Class A Sales Charge Reductions and Waivers. There are several ways you can lower your sales charge for Class A Shares. To receive a reduction in your Class A Shares sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family members in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Funds if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.
Rights of Accumulation. You may combine your current purchase of Class A Shares of a Fund with other existing Class A Shares of the Fund which you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A Shares of the Fund purchased in accounts at the public offering price at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries or in other Funds. If the current purchase is made directly through the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family,” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. The Funds are not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Funds reserve the right to modify or terminate this right at any time.
Reinstatement Privilege. If you redeem Class A Shares of a Fund, and within 60 days purchase and register new Class A Shares, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.
Letter of Intent. By signing a Letter of Intent (“LOI”), you can reduce your Class A Shares sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.00% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
Investments of $1,000,000 or More. There is no initial sales charge on a lump sum Class A Share purchase of $1,000,000 or more, nor on any purchase into a Class A Share account with an accumulated value of $1,000,000 or more. A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
Certain groups or classes of shareholders. Sales charges for Class A Shares may be waived under certain circumstances for some investors or for certain purchases. The following persons will not be subject to a sales charge on purchases of Class A Shares:
•any affiliate of the Advisor or any of its or the Funds’ officers, directors, trustees, employees or retirees;
•registered representatives of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•members of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);
•fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers purchasing shares on behalf of their customers;
•retirement (not including IRA accounts) and deferred compensation plans or the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(a), 401(k), 403(b) and 457 of the Code, and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;
•401(a), 401(k), 403(b) or 457 plans, and profit sharing and pension plans that invest $1,000,000 or more or have more than 100 participants;
•current shareholders whose aggregate investment in Class A Shares of a Fund exceeds $1,000,000 subject to the conditions noted above; or
•an individual on certain accounts under investment programs managed by the Advisor.
You may be eligible for a waiver of the initial sales charge if you purchase Class A Shares through a financial intermediary firm (such as a broker-dealer, financial adviser or financial institution) that has a contractual arrangement with the Advisor or an affiliate. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.
To receive a reduction in your Class A Shares sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Funds if your share purchase is eligible for the sales load waiver. Initial sales charges will not be applied to shares purchased by reinvesting distributions.
In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at www.plumbfunds.com. If you would like information about sales charge waivers, call your financial representative or contact the Funds at 1-866-987-7888. Additional information concerning sales load breakpoints is available in the Funds' SAI.
The Funds reserve the right to modify or eliminate these programs at any time.

Determination of Net Asset Value
We determine the net asset value per share with respect to each class of each Fund daily by adding up the total value of the Fund’s investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange or any other day when the Exchange is closed. The calculation is as of 4:00 p.m. Eastern Time.
For purposes of determining net asset value, we value a Fund’s investments using market quotations when readily available. When market quotations are not readily available or are deemed unreliable for a security, the security is valued in good faith at its “fair value” in accordance with pricing policies and procedures adopted by the Funds’ Board of Directors.
Market quotations are readily available in nearly all instances for the common stocks and other equity securities in which the Funds invest. Therefore, in most cases, a Fund’s investments in equity securities will be valued using market quotations. However, an equity security may be priced at its fair value when the exchange on which the security is principally traded closes early, when trading in the security was halted during the day and did not resume prior to the Fund’s net asset value calculation, or if the security is not traded on an exchange. A Fund may also value a security at its fair value if a significant event materially affecting the security’s value occurs after its market price has been determined but before the Fund’s net asset value is calculated.
Market quotations for debt securities and tax-exempt obligations held in the Balanced Fund are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service. We generally value debt securities that a Fund purchases with remaining maturities of 60 days or less at the Fund’s cost, plus or minus any amortized discount or premium.
Whenever a security is priced at its fair value, we consider all of the relevant facts and circumstances set forth in the pricing procedures adopted by the Funds’ Board of Directors and other factors as warranted. Factors that may be considered, among others, include: the type of the security; events or circumstances relating to the security’s issuer; general market conditions; size of the Fund’s holding in the security; prior valuations and trading activity; cost of the security when it was purchased; and restrictions on disposition.
Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. There is no guarantee that the fair value assigned to a particular security will actually be realized upon a sale of that security.

Due to the fact that different expenses are charged to the Investor Shares, Institutional Shares, and Class A Shares of the Fund, the NAV of the three classes of the Fund is expected to vary.
Authorized Broker-Dealers
The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of each Fund. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the particular Fund’s net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.
Dividends and Distributions
Each Fund annually distributes substantially all of its net investment income and any net realized capital gains. These distributions are automatically reinvested in additional shares of the applicable class of the applicable Fund at the net asset value on the payment date, unless you request payment in cash on your account application. You may change your distribution option by writing or calling the transfer agent. Any change should be received by the transfer agent at least 5 days prior to the next distribution.
If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the particular Fund’s then current net asset value per share. We will continue to reinvest all subsequent distributions in shares of the Fund until an updated address is received.
Taxes
Distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Distributions are taxable as ordinary income, qualifying dividends, or capital gains. The maximum federal rate on long-term capital gains and qualifying dividends received by individuals, estates, and trusts is 20%, with an additional tax of 3.8% on net investment income of certain high-earning individuals, estates and trusts. Short-term capital gains distributions will be taxed as ordinary income. Qualifying dividends include dividends received from domestic corporations (including mutual funds) on shares of stock that have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates. You will receive information annually on the federal tax status of your Fund’s dividends and capital gains distributions.
In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to provide your correct taxpayer identification or social security number, the Funds are required to withhold 24% of your taxable distributions and redemption proceeds.
Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to take all other action required so that no federal income tax will be payable by such Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, it would be treated as a Subchapter corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and then distributions to shareholders of the remaining corporate after-tax income would be subject to a second tax at the shareholder level.
The foregoing discussion of tax consequences is a general summary of some of the federal income tax considerations generally affecting each Fund and its shareholders and is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action, with possible retroactive effect. Shareholders should consult their own tax advisors regarding the federal, state and local tax consequences of an investment in a Fund and the particular tax consequences to them of an investment in the Fund.
Cost Basis Reporting
The Funds are required to report to you and to the IRS the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when those shares are subsequently redeemed. Unless you elect a different permissible cost basis method in writing, the Funds will determine the cost basis of your covered shares using the average cost method. Please see the SAI for more information regarding cost basis reporting, including information about the average cost method.
You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Representatives of the Funds are not tax advisors and are unable to give tax advice.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-866-987-7888 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Retirement Accounts and Plans
Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs, and Coverdell Education Savings Accounts. U.S. Bank National Association will serve as custodian for all IRA accounts sponsored by the Funds. U.S. Bank National Association will charge a $15.00 annual maintenance fee for each Traditional IRA, Roth IRA, or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $30.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement, and the Custodial Account Application are available from the Funds.

Purchases and redemptions of shares of the Funds by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $1,000 for Investor Shares, $1,000 for Institutional Shares (unless your account type does not require an investment minimum with respect to Institutional Shares), and $250 for Class A Shares (unless your account type does not require an investment minimum with respect to Class A Shares) and a minimum subsequent investment requirement of $100.
If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.
Shares held in IRA and other retirement plan accounts may be redeemed by telephone at 1-866-987-7888. Investors will be asked whether or not to withhold taxes from any distribution.
Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans, and other retirement plans. Forms of SEP, SIMPLE, and 403(b) plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.
Because a retirement program involves commitments covering future years, it is important that the investment objectives of a Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.
Privacy Policy
We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

We do not sell your personal information to anyone.
When we evaluate your request for our services, provide investment advice to you, and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.
The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity, and accounts at other institutions.
We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, lawyers, securities professionals, and others to assist us, or them, in providing services to you. We may also share information with the service providers that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.
We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.
Generally, upon your written request, we will make available information for your review. Information collected in connection with, or in anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.
Delivery of Documents to Shareholders
To control mailing and printing costs, we will deliver a single prospectus or other shareholder information (“shareholder documents”) to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.”

We will assume that you consent to householding of shareholder documents unless you send a note indicating that you do not consent to The Plumb Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. You may revoke your consent to householding at any time by sending such a note.
Website
Visit us online at www.plumbfunds.com to access each Fund’s performance and portfolio characteristics.
In addition to general information about investing in our Funds, our website offers:
•Daily performance

•Prospectus and applications
•Statement of Additional Information
•Annual and Semi-Annual Reports
•Quarterly lists of each Fund’s portfolio holdings
•Proxy voting record
•Various policies and procedures
FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand each Fund’s financial performance for the fiscal years ended March 31, 2018, 2019, 2020, 2021 and 2022 for the Investor Shares of each Fund, from August 1, 2020 (commencement of operations) to the period ended March 31, 2022 for the Institutional Shares of each Fund, and from February 8, 2021 (commencement of operations) to the period ended March 31, 2022 for the Class A Shares of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions).
This information has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Annual Report to Shareholders for the fiscal year ended March 31, 2022, which is available upon request.

Financial Highlights – Plumb Balanced Fund – Investor Shares

	For the Years Ended March 31,
	2022	2021	2020	2019	2018
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$39.04	$28.33	$30.98	$28.77	$24.75

Operations:
Net investment income(1)	0.03	0.05	0.17	0.16	0.15
Net realized and unrealized gain (loss)	(0.89)	10.82	(2.01)	2.51	4.05
Total from investment operations	(0.86)	10.87	(1.84)	2.67	4.20

Distributions to shareholders:
Distributions from net investment income	(0.06)	(0.16)	(0.15)	—	(0.18)
Distributions from net realized gains	(3.07)	—	(0.66)	(0.46)	—
Total distributions to shareholders	(3.13)	(0.16)	(0.81)	(0.46)	(0.18)
Change in net asset value for the year	(3.99)	10.71	(2.65)	2.21	4.02
Net asset value, end of year	$35.05	$39.04	$28.33	$30.98	$28.77

Total return(2)	(2.73)%	38.35%	(6.27)%	9.47%	16.98%
Ratios/supplemental data
Net assets, end of year (000)	$62,718	$94,514	$96,148	$97,139	$44,722

Ratio of net expenses to average net assets:
Before expense reimbursement and waivers/recoupment	1.25%	1.22%	1.19%	1.18%	1.50%
After expense reimbursement and waivers/ recoupment(3)	1.19%	1.19%	1.19%	1.19%	1.26%
Ratio of net investment income to average net assets:
After expense reimbursement and waivers/ recoupment(3)	0.08%	0.13%	0.58%	0.66%	0.57%
Portfolio turnover rate	38%	63%	52%	58%	37%

(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year. Prior to the year ended March 31, 2021, net investment income per share was calculated using current year ending balances prior to consideration of adjustment for permanent book and tax differences.
(2)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Effective December 1, 2017, the Advisor contractually agreed to cap the Fund’s expenses at 1.19%. Prior to December 1, 2017, the Fund’s expense cap was 1.30%.

Financial Highlights – Plumb Balanced Fund – Institutional Shares

	For the year ended March 31, 2022	For the period ended March 31, 2021*
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$39.04	$35.38

Operations:
Net investment income(1)	0.12	0.04
Net realized and unrealized gain (loss)	(0.91)	3.85
Total from investment operations	(0.79)	3.89

Distributions to shareholders:
Distributions from net investment income	(0.06)	(0.23)
Distributions from net realized gains	(3.07)	—
Total distributions to shareholders	(3.13)	(0.23)
Change in net asset value for the period	(3.92)	3.66
Net asset value, end of period	$35.12	$39.04

Total return(2)	(2.52)%	10.97%(3)
Ratios/supplemental data
Net assets, end of period (000)	$34,659	$47,024

Ratio of net expenses to average net assets:
Before expense reimbursement and waivers	1.00%	1.02%(4)
After expense reimbursement and waivers	0.99%	0.99%(4)
Ratio of net investment income to average net assets:
After expense reimbursement and waivers	0.30%	0.16%(4)
Portfolio turnover rate	38%	63%(3)

(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(2)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for the period.
(4)	Annualized for the period.
*	Institutional Shares began operations on August 1, 2020.

Financial Highlights – Plumb Balanced Fund – Class A Shares

	For the year ended March 31, 2022	For the period ended March 31, 2021*
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$39.04	$41.04

Operations:
Net investment income(1)	0.05	(0.00)(2)
Net realized and unrealized gain (loss)	(0.91)	(2.00)(3)
Total from investment operations	(0.86)	(2.00)

Distributions to shareholders:
Distributions from net investment income	(0.06)	—
Distributions from net realized gains	(3.07)	—
Total distributions to shareholders	(3.13)	—
Change in net asset value for the period	(3.99)	(2.00)
Net asset value, end of period	$35.05	$39.04

Total return(4)(5)	(2.70)%	(4.87)%(6)
Ratios/supplemental data
Net assets, end of period (000)	$68	$48

Ratio of net expenses to average net assets:
Before expense reimbursement and waivers	1.26%	1.33%(7)
After expense reimbursement and waivers	1.19%	1.19%(7)
Ratio of net investment income to average net assets:
After expense reimbursement and waivers	0.12%	(0.03)%(7)
Portfolio turnover rate	38%	63%(6)

(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(2)	Amount rounds to less than $0.005.
(3)	Net realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.
(4)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Total investment return excludes the effect of applicable sales charges.
(6)	Not annualized for the period.
(7)	Annualized for the period.
*	Class A Shares began operations on February 8, 2021.

Financial Highlights – Plumb Equity Fund – Investor Shares

	For the Years Ended March 31,
	2022	2021	2020	2019	2018
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$34.87	$23.90	$28.35	$28.78	$24.70

Operations:
Net investment loss(1)	(0.33)	(0.24)	(0.21)	(0.17)	(0.21)
Net realized and unrealized gain (loss)	(1.24)	14.57	(2.97)	3.23	7.84(2)
Total from investment operations	(1.57)	14.33	(3.18)	3.06	7.63

Distributions to shareholders:
Distributions from net investment income	—	(0.15)	—	—	—
Distributions from net realized gains	(7.54)	(3.21)	(1.27)	(3.49)	(3.55)
Total distributions to shareholders	(7.54)	(3.36)	(1.27)	(3.49)	(3.55)
Change in net asset value for the year	(9.11)	10.97	(4.45)	(0.43)	4.08
Net asset value, end of year	$25.76	$34.87	$23.90	$28.35	$28.78

Total return(3)	(6.69)%	59.42%	(12.07)%	12.67%	31.65%
Ratios/supplemental data
Net assets, end of year (000)	$17,252	$23,404	$31,056	$37,587	$29,641

Ratio of net expenses to average net assets:
Before expense reimbursement and waivers	1.74%	1.53%	1.43%	1.44%	1.68%
After expense reimbursement and waivers(4)	1.19%	1.19%	1.19%	1.19%	1.36%
Ratio of net investment income to average net assets:
After expense reimbursement and waivers(4)	(0.95%)	(0.75)%	(0.70)%	(0.63)%	(0.79)%
Portfolio turnover rate	40%	66%	46%	64%	69%

(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year. Prior to the year ended March 31, 2021, net investment income per share was calculated using current year ending balances prior to consideration of adjustment for permanent book and tax differences.
(2)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(3)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Effective December 1, 2017, the Advisor contractually agreed to cap the Fund’s expenses at 1.19%. Prior to December 1, 2017, the Fund’s expense cap was 1.45%.

Financial Highlights – Plumb Equity Fund – Institutional Shares

	For the year ended March 31, 2022	For the period ended March 31, 2021*
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$34.86	$32.57

Operations:
Net investment income(1)	(0.26)	(0.16)
Net realized and unrealized gain (loss)	(1.25)	5.88
Total from investment operations	(1.51)	5.72

Distributions to shareholders:
Distributions from net investment income	—	(0.22)
Distributions from net realized gains	(7.54)	(3.21)
Total distributions to shareholders	(7.54)	(3.43)
Change in net asset value for the period	(9.05)	2.29
Net asset value, end of period	$25.81	$34.86

Total return(2)	(6.51)%	17.17%(3)
Ratios/supplemental data
Net assets, end of period (000)	$8,986	$14,813

Ratio of net expenses to average net assets:
Before expense reimbursement and waivers	1.57%	1.39%(4)
After expense reimbursement and waivers	0.99%	0.99%(4)
Ratio of net investment income to average net assets:
After expense reimbursement and waivers	(0.75%)	(0.70)%(4)
Portfolio turnover rate	40%	66%(3)

(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(2)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for the period.
(4)	Annualized for the period.
*	Institutional Shares began operations on August 1, 2020.

Financial Highlights – Plumb Equity Fund – Class A Shares

	For the year ended March 31, 2022	For the period ended March 31, 2021*
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$34.87	$37.67

Operations:
Net investment income(1)	(0.33)	(0.05)
Net realized and unrealized gain (loss)	(1.24)	(2.75)(2)
Total from investment operations	(1.57)	(2.80)

Distributions to shareholders:
Distributions from net investment income	—	—
Distributions from net realized gains	(7.54)	—
Total distributions to shareholders	(7.54)	—
Change in net asset value for the period	(9.11)	(2.80)
Net asset value, end of period	$25.76	$34.87

Total return(3)(4)	(6.68)%	(7.43)%(5)
Ratios/supplemental data
Net assets, end of period (000)	$49	$46

Ratio of net expenses to average net assets:
Before expense reimbursement and waivers	1.84%	1.77%(6)
After expense reimbursement and waivers	1.19%	1.19%(6)
Ratio of net investment income to average net assets:
After expense reimbursement and waivers	(0.95%)	(0.98)%(6)
Portfolio turnover rate	40%	66%(5)

(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(2)	Net realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.
(3)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Total investment return excludes the effect of applicable sales charges.
(5)	Not annualized for the period.
(6)	Annualized for the period.
*	Class A Shares began operations on February 8, 2021.

(This Page Intentionally Left Blank.)

WISCONSIN CAPITAL FUNDS, INC.	DISTRIBUTOR
c/o U.S. Bank Global Fund Services	Quasar Distributors, LLC
P.O. Box 701	111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53201-0701	Milwaukee, WI 53202
1-866-987-7888

DIRECTORS OF THE FUNDS	CUSTODIAN
Thomas G. Plumb	U.S. Bank National Association
Nathan M. Plumb	1555 North Rivercenter Drive
Patrick J. Quinn	Milwaukee, WI 53212
Jay V. Loewi
Roy S. Schlachtenhaufen	TRANSFER AGENT AND
Harlan J. Moeckler	DIVIDEND DISBURSING AGENT
U.S. Bank Global Fund Services
615 East Michigan Street
OFFICERS OF THE FUNDS	Milwaukee, WI 53202
Thomas G. Plumb – President, Chief Executive Officer and Secretary
Nathan M. Plumb – Chief Financial Officer and Treasurer	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Bonnie Romani – Chief Compliance Officer	Cohen & Company, Ltd. 342 North Water Street, Suite 830
Milwaukee, WI 53202
INVESTMENT ADVISOR
Wisconsin Capital Management, LLC	LEGAL COUNSEL
8020 Excelsior Drive, Suite 402	Quarles & Brady LLP
Madison, WI 53717	411 East Wisconsin Avenue
Telephone: (608) 960-4616	Milwaukee, WI 53202

ADDITIONAL FUND INFORMATION
The Statement of Additional Information (“SAI”) contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. Additional information about the Funds’ investments is available in the Funds’ Annual and Semiannual Reports to shareholders. The Funds’ Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. Paper copies of the shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. The reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge.
To obtain a free copy of the SAI or Annual or Semiannual Report, or ask questions about the Funds, you can contact the Funds at 866-987-7888 (toll free) or c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202. You may also obtain, free of charge, the SAI, the Funds’ most recent Annual and Semiannual Reports and other relevant information at the Funds’ website (www.plumbfunds.com). Information and reports about each Fund (including the SAI) are also available on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov.

Investment Company Act Number 811-22045

Plumb Funds is a registered trademark of Wisconsin Capital Funds, Inc.

WISCONSIN CAPITAL FUNDS, INC
8020 Excelsior Drive, Suite 402
Madison, Wisconsin 53717
Telephone: 1-866-987-7888
http://www.plumbfunds.com

Plumb Balanced Fund	Plumb Equity Fund
(Investor Shares: PLBBX)	(Investor Shares: PLBEX)
(Institutional Shares: PLIBX)	(Institutional Shares: PLIEX)
(Class A Shares: PLABX)	(Class A Shares: PLAEX)

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2022

This Statement of Additional Information (the “SAI”) contains detailed information about the Plumb Balanced Fund and the Plumb Equity Fund. This SAI is not a prospectus and should be read in conjunction with the prospectus of the Plumb Balanced Fund and the Plumb Equity Fund (the “Prospectus”) dated August 1, 2022. The Prospectus may be obtained, without charge, by contacting Wisconsin Capital Funds, Inc. at the address or the telephone number listed above.
The financial statements of the Funds and the report of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report to Shareholders for the year ended March 31, 2022. See “Financial Statements.”

FUND HISTORY
Wisconsin Capital Funds, Inc. is a Maryland corporation incorporated on April 4, 2007, and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). Each of the Plumb Balanced Fund and the Plumb Equity Fund (each a “Fund” and collectively, the “Funds”) is a series of Wisconsin Capital Funds, Inc. The Funds commenced operations on May 24, 2007. Wisconsin Capital Funds, Inc. may offer more than one class of shares. Each of the Funds currently offers three classes of shares: Investor Shares, Institutional Shares, and Class A Shares. The investment advisor of the Funds is Wisconsin Capital Management, LLC (the “Advisor”). The principal underwriter and distributor of shares of the Funds is Quasar Distributors, LLC (the “Distributor”).
DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS
Lending Portfolio Securities
Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies; however, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In the event a Fund engages in this activity, the Advisor will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but the Fund would call the loan to permit voting of securities during the existence of the loan if, in the Advisor’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
Repurchase Agreements
Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. Each Fund may enter into repurchase agreements with broker-dealers and with banks. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.
1

In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, a Fund could experience losses that include: (1) decline in the value of the underlying security during the period with respect to which the Fund seeks to enforce its rights, and delay in the enforcement of such rights; (2) loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and (4) delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor will invest in repurchase agreements only when it determines that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund’s net assets would be invested in repurchase agreements. This limitation does not apply to a Fund’s investments in repurchase agreements of the cash collateral received from the Fund’s securities lending activity.
When-Issued Transactions
Each Fund may purchase or sell portfolio securities in when-issued transactions, although absent unforeseen market and economic conditions, the Funds have no present intention to do so. In when-issued transactions, instruments are bought or sold with payment and delivery taking place in the future to secure what is deemed an advantageous yield or price to the Fund at the time of the transactions. The payment obligations and the interest rate in such transactions are fixed at the time the buyer commits to the purchase, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund’s assets than if the Fund set aside cash to satisfy the purchase commitment. However, the Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be earmarked specifically for the settlement of such commitments. A Fund will only make commitments to purchase portfolio securities on a when-issued basis when it intends to actually acquire the securities, and not for the purpose of investment leverage, but reserves the right to sell the securities before the settlement date if deemed advisable. The Funds currently do not intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the participating Fund’s net assets would consist of when-issued securities.
Illiquid and Restricted Investments or Securities
The Securities and Exchange Commission (“SEC”) has adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”), pursuant to which the Funds are required to establish a liquidity risk management program. The Liquidity Rule defines the term “illiquid investments” to mean any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include securities and other financial instruments that do not have a readily available market, repurchase
2

agreements which have a maturity of longer than seven calendar days and time deposits maturing in more than seven calendar days, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC. If investments that were liquid at the time of purchase subsequently become illiquid and result in a Fund holding illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. A Fund may be unable to dispose of its holdings in illiquid investments at then current market prices and may have to dispose of such investments over extended periods of time. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Advisor using guidelines approved by the Board. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See “Variable Rate Demand Notes” below.
In the event a security held by a Fund experiences limited trading volume, the price of such security may display abrupt or erratic movements. A Fund’s investment in securities that are less actively traded or that experience decreased trading volume over time may restrict its ability to dispose of securities promptly or at an acceptable price. To the extent it invests in illiquid investments or restricted securities, a Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid investments or restricted securities may involve time-consuming negotiations and legal expense. In addition, if a Fund holds a material percentage of its assets in illiquid investments or restricted securities, it may experience difficulty meeting its redemption obligations.
Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions were to develop during such a period, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Variable Rate Demand Notes
Each Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the participating Fund may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor’s or Moody’s Investors Service, Inc.
3

Mortgage-Backed Securities
Each Fund may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, and others. These pools are combined for sale to investors (such as the Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other private issuers. Mortgage-related securities generally provide for a “pass-through” of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.
The Government National Mortgage Association (“GNMA”) is the principal government guarantor of mortgage-related securities. GNMA is authorized to guaranty, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as “modified pass-through” in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government-related guarantors of these securities include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.
Certain mortgage-backed securities that a Fund may purchase provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates that may be higher or lower than the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.
When interest rates fall, the principal on mortgage-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a Fund’s potential price gain in response to falling interest rates, reduce the Fund’s yield, or cause the Fund’s share price to fall. When interest rates rise, the effective duration of a Fund’s mortgage-related securities may lengthen due to a drop in prepayments of the underlying mortgages. This is known as extension risk, and such risk would increase the Fund’s sensitivity to rising rates and its potential for price declines. The Funds presently do not intend to purchase mortgage-backed securities if, after such purchase, more than 5% of the Fund’s net assets would consist of such securities.
Asset-Backed Securities
Each Fund may invest in asset-backed securities. Asset-backed securities are structured similarly to mortgage-backed securities but have underlying assets that are not mortgage loans or
4

interests in mortgage loans. These securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, equipment leases, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities largely depend on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization.
Because asset-backed securities have structures and characteristics similar to those of mortgage-backed securities, they are subject to many of the same risks as mortgage-backed securities, and often to a greater extent. For example, the underlying assets may be unsecured or may be subject to security interests affected by various state laws that treat consumer credit relating to personal property differently from that relating to real property. Such securities may be subject to greater liquidity and valuation risks, particularly during times of economic distress. Because of the pass-through of prepayments of principal on the underlying assets, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate. Any such prepayments would require a Fund to reinvest the proceeds of such prepayments at the prevailing interest rates, which may be lower than those at which the assets were previously invested.
Real Estate Investment Trusts
Each Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates, and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of the participating Fund’s investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.
Initial Public Offerings
Each Fund may purchase securities of companies in initial public offerings (“IPOs”), although the Funds have no plans to do so in the immediate future. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the portion of the Fund’s assets that it invests in IPOs at any given time
5

and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.
High Yield Debt Securities
Each Fund may invest up to 5% of its total assets at the time of purchase in debt securities (including convertible securities) that are non-rated or rated below investment grade, i.e., rated below “BBB” by S&P or “Baa” by Moody’s. Such securities are commonly referred to as “junk bonds” or “high yield/high risk” securities. Non-investment grade securities are regarded to be speculative with regard to the issuer’s capacity to pay interest and repay principal. Such securities involve a heightened risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities.
Convertible Securities
Each Fund may invest in convertible securities. Convertible securities include any bonds, debentures, notes, preferred stocks, or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.
The value of a convertible security is a function of its “investment value,” which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its “conversion value,” which is the security’s worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.
Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to non-convertible bonds in terms of payment priority.
Perpetual Bonds
A Fund may invest in perpetual bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a fixed maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity, but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which a Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”
6

Short Sales
Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales “against the box”, i.e., short sales made when the Fund owns securities identical to those sold short.
A Fund participating in a short sale will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Funds will not effect a short sale if, as a result, the aggregate value of all of the particular Fund’s open short positions will exceed 5% of the value of the Fund’s net assets. To secure the Fund’s obligation to replace any borrowed security, the Fund either will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.
A Fund may only engage in short sale transactions in securities listed on one or more national securities exchange (including the Nasdaq Stock Market).
A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.
Options and Futures
Each Fund may engage in transactions in options and futures contracts. Some options and futures strategies, including selling futures, buying put options, and writing call options, tend to hedge the Fund’s investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure.
Each Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by the Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.
7

Each Fund may purchase or write (sell) listed put options on stocks and indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.
An option on an index is the same as a stock option except that the option is only settled in cash.
Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it, or permit it to expire.
Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market all of its open futures positions.
While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund’s exposure on the position (less the amount of the margin deposit associated with the position). The Fund’s exposure on a futures contract is equal to the amount paid for the contract by the Fund.
Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.
8

Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract can result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid market will exist for an option or futures contract at any particular time. On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require the Fund to continue to hold the position until delivery or expiration.
The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the CFTC. To the extent a Fund engages in transactions in futures contracts and options thereon, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act, and therefore the Funds are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
A Fund may hold positions in futures contracts and related options if, as a result, the sum of initial margin deposits and premiums paid to establish such positions (1) does not exceed 5% of the Fund’s net assets, and (2) for those futures contracts and related options that do not qualify as bona fide hedging positions, either does not exceed 5% of the Fund’s liquidation value after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation; or if the aggregate net notional value of the Fund’s commodity interests does not exceed 100% of the liquidation value of its portfolio, after taking into account unrealized profits and losses on such contracts.
Exchange-Traded Funds
Each Fund may invest in securities of exchange-traded funds (“ETFs”). ETFs are similar to traditional mutual funds, except that their securities trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.
ETFs have their own operating expenses that are deducted from their assets and thus are borne by the shareholders of the ETF. Accordingly, a Fund will bear its share of the operating expenses of any ETFs in which it invests. As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs. An investment in an ETF generally presents the same primary risks as an investment in a traditional mutual fund, such as the risk that the prices of the securities owned by the ETF will go down.
In addition to the risks described above, an investment in an ETF is also subject to the following risks that do not apply to an investment in a traditional mutual fund: (1) the market price of securities may trade at a discount to their actual value; (2) an active trading market for an ETF’s securities may not develop or be maintained; or (3) trading of an ETF’s securities may be halted if
9

the listing exchange’s officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt trading in general.
A Fund’s investment in an ETF is subject to the investment restrictions of the Fund. In particular, because most ETFs are investment companies, the Fund’s purchase of ETF shares is subject to the limitations on the Fund’s investment in other investment companies. See “Investment Restrictions” in this Statement of Additional Information.
Master Limited Partnerships
Each Fund may invest in securities of master limited partnerships (“MLPs”), which are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. The risks of investing in MLPs are generally those involved in investing in partnerships as opposed to corporations. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in MLPs include risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in the real estate or oil and gas industries, as well as interest-rate risk.
Exchange-Traded Notes
Each Fund may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities that are typically issued by an underwriting financial institution. ETNs are typically linked to the return of a benchmark index or reference rate and are designed to provide investors with a way to access those returns. Like ETFs, ETNs are listed on an exchange and traded in the secondary market. However, subject to certain restrictions an ETN also can be redeemed at any time, or can be held until maturity. Whereas ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing financial institution. The issuing financial institution agrees to pay a return based on the target index less any fees. Unlike fixed-income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.
ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations. The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the particular index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.
Investments in Other Investment Companies
An investment by a Fund in another fund may cause the Fund to increase payments of administration and distribution expenses. See “Investment Restrictions” in this Statement of Additional Information.
10

Recent Fixed Income Market Events
The U.S. Government implemented various measures designed to stabilize the U.S. economy following the recession during the late 2000s, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities on the open market (quantitative easing). Similar steps took place again in 2020 in an effort to support the economy during the COVID-19 pandemic. The Board of Governors of the Federal Reserve System has ended quantitative easing and has begun unwinding the purchases made under its quantitative easing program. These policy changes may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the the Federal Reserve raises the federal funds rate, there is a risk that interest rates will continue to rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by a Fund, which could cause the value of the Fund’s investments and share price to decline and/or may increase shareholder redemptions from the Fund. To the extent that a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which increase the costs that the Fund incurs and may lower the Fund’s performance, and have trouble selling investments to meet shareholder redemptions.

LIBOR Transition and Discontinuation
The London Interbank Offered Rate ("LIBOR") has been one of the most widely used interest rate benchmarks and is used to determine the interest rate on certain bonds and other instruments in a Fund’s portfolio. Some LIBOR settings permanently ceased as of December 31, 2021, while others are expected to permanently cease or to only be provided on a synthetic basis as of mid-2023. There is no assurance that this date will not change or that the administrator of LIBOR or regulators will not take further action that could affect the availability, composition or characteristics of LIBOR or the currencies or tenors for which LIBOR is published. The future use of LIBOR and the nature of any replacement rate remain unclear. This may affect the value or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. The potential impact of a transition away from LIBOR on the Funds cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates, including as a result of future legislation, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates. Furthermore, the risks associated with the discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Some outstanding contracts governing bonds and other instruments that reference LIBOR were due to mature beyond the end of 2021. These contracts will need to be transitioned to an alternative reference rate, which may or may not be specified in existing contract language, and a failure to do so may adversely affect the security and create contractual uncertainty, market risk, and litigation risk.
Cyber Security Risk
11

The increased use of technologies and the dependence on computer systems for performing necessary business functions has made each Fund increasingly susceptible to information-security and operational risks. Cyber incidents can result from both deliberate attacks and unintentional events. Cyber attacks include, for example, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks without gaining unauthorized access include causing denial-of-service incidents on websites. Cyber security failures or breaches of a Fund’s third party service provider (including service providers such as the administrator, a sub-administrator, or the transfer agent) or the issuers of securities in which a Fund invests could cause disruptions and negatively affect business operations. These incidents could result in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and additional compliance costs. Efforts to prevent or respond to any cyber incidents may require substantial resources, which could have a negative impact on each Fund and its shareholders. While the Funds and their service providers have taken steps to prevent and otherwise limit the impact of potential cyber incidents, there are inherent limitations in any plan or system, including the possibility that certain risks or the potential impact of those risks have not been identified. Moreover, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.
Temporary Defensive Positions
Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes, and repurchase agreements.
Portfolio Turnover
The portfolio turnover rates for the Funds for the fiscal years ended March 31, 2021 and 2022 were as follows:

	2021	2022
Balanced Fund	63%	38%
Equity Fund	66%	40%

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:
(1)    Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.
12

(2)    Purchase a security if, as a result, with respect to 75% of the value of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.
(3)    Make loans, except through the purchase of debt obligations in accordance with the Fund’s investment objective and policies and through repurchase agreements with banks, brokers, dealers, and other financial institutions, and except for securities lending activity as permitted by the 1940 Act.
(4)    Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund’s total assets, or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one‑third of the Fund’s net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While the Fund has borrowings in excess of 5% of the value of the Fund’s total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.
(5)    Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund’s net assets, taken at cost at the time of such borrowings.
(6)    Purchase or sell real estate or commodities, except that the Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.
(7)    Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another Fund, investing more than 10% of its total assets in securities of such Fund and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another Fund.
(8)    Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.
(9)    Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an “underwriter” for purposes of such Act).
In addition to the foregoing restrictions, the Funds’ Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:
13

(a)    purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.
(b)    participate on a joint or joint-and-several basis in any securities trading account.
(c)    invest more than 15% of its net assets in illiquid securities.
(d)    effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund’s open short positions would exceed 5% of the Fund’s net assets.
(e)    purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s net assets.
The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.
DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS
Shares of the Funds are offered and sold to the public directly or through the Distributor at the net asset value per share, plus any applicable sales charge (Class A Shares only), next determined after the purchase order has been received by the Funds’ transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share with respect to each class is calculated by adding the total fair market value of all securities and other assets of the Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.
The Funds’ net asset values are determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas, and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less are generally valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors. Expenses and
14

fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.
Reliable market quotations are not considered to be readily available for many longer-term corporate bonds and notes in which the Balanced Fund may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
The Funds intend to pay all redemptions in cash. The Funds typically expect that it will take one to three days following the receipt of a redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
Due to the fact that different expenses are charged to the Investor Shares, Institutional Shares, and Class A Shares of the Fund, the NAV of the three classes of the Fund is expected to vary.
SALES CHARGE REDUCTIONS AND WAIVERS
Sales Charge on Class A Shares. If you purchase Class A Shares of a Fund you will pay an initial sales charge of up to five and three-quarters percent (5.75%) of the total purchase price when you invest in a Fund unless you qualify for a reduction or waiver of the sales charge. The sales charge for Class A Shares of a Fund is calculated as follows:(1)

When you invest this amount	Sales Charge as a Percentage of Offering Price(2)	Sales Charge as a Percentage of Net Amount Invested(3)	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999.99	4.75%	4.99%	4.00%
$100,000-$249,999.99	3.50%	3.63%	3.00%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$999,999.99	2.00%	2.04%	1.75%
$1,000,000 and above(4)	0.00%	0.00%	None

(1) Class A Shares are offered and sold at the next offering price, which is the sum of the NAV per share and the sales charge indicated above. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding

15

(2) The difference between the total amount invested and the sum of (a) the net proceeds to a Fund and (b) the dealer reallowance, is the amount of the initial sales charge received by the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”) (also known as the “underwriter concession”).

(3) Rounded to the nearest one-hundredth percent
(4) A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Class A Sales Charge Reductions and Waivers. There are several ways you can lower your sales charge for Class A Shares. To receive a reduction in your Class A Shares sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family members in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Funds if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.

Rights of Accumulation. You may combine your current purchase of Class A Shares of a Fund with other existing Class A Shares of the Fund which you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A Shares of the Fund purchased in accounts at the public offering price at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries or in other Funds. If the current purchase is made directly through the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family,” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. The Funds are not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Funds reserve the right to modify or terminate this right at any time.
Reinstatement Privilege. If you redeem Class A Shares of a Fund, and within 60 days purchase and register new Class A Shares, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.
Letter of Intent. By signing a Letter of Intent (“LOI”), you can reduce your Class A Shares sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.00% of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of
16

purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
Investments of $1,000,000 or More. There is no initial sales charge on a lump sum Class A Share purchase of $1,000,000 or more, nor on any purchase into a Class A Share account with an accumulated value of $1,000,000 or more. A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
Certain groups or classes of shareholders. Sales charges for Class A Shares may be waived under certain circumstances for some investors or for certain purchases. The following persons will not be subject to a sales charge on purchases of Class A shares:
•any affiliate of the Advisor or any of its or the Funds’ officers, directors, trustees, employees or retirees;
•registered representatives of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•members of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);
•fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers purchasing shares on behalf of their customers;
•retirement (not including IRA accounts) and deferred compensation plans or the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(a), 401(k), 403(b) and 457 of the Code, and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;
•401(a), 401(k), 403(b) or 457 plans, and profit sharing and pension plans that invest $1,000,000 or more or have more than 100 participants;
•current shareholders whose aggregate investment in Class A Shares of a Fund exceeds $1,000,000 subject to the conditions noted above; or
•an individual on certain accounts under investment programs managed by the Adviser.
You may be eligible for a waiver of the initial sales charge if you purchase Class A Shares through a financial intermediary firm (such as a broker-dealer, financial adviser or financial institution) that has a contractual arrangement with the Advisor or an affiliate. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.
To receive a reduction in your Class A Shares sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services
17

representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Funds if your share purchase is eligible for the sales load waiver. Initial sales charges will not be applied to shares purchased by reinvesting distributions.
Information about sales charges, including applicable waivers, breakpoints, and discounts to the sales charges, is fully disclosed in the Prospectus, which is available, free of charge, on the Funds’ website at www.plumbfunds.com. If you would like information about sales charge waivers, call your financial representative or contact the Funds at 1-866-987-7888.
The Funds reserve the right to modify or eliminate these programs at any time.
MANAGEMENT
Board of Directors
Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of the Funds are managed under the direction of, the Board of Directors. The Advisor is delegated responsibility for each Fund’s investment management, and the officers are delegated responsibility for each Fund’s operations. The Board of Directors meets regularly to review each Fund’s performance and expenses and other operational matters. The Board elects the officers and hires the Funds’ service providers. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor, and the Funds’ Rule 12b-1 Distribution Plan. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Funds’ business.
Information pertaining to the Directors and officers of the Funds is set forth below. Except as shown otherwise in the table, the address for each person is Wisconsin Capital Management, LLC, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717.

Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Jay Loewi Birth date: 1957	Director	Since May 2007	Chairman (since 2021), and Chief Executive Officer (from 2007-2021), QTI Group (staffing company), since November 2007.	2	None
Harlan J. Moeckler Birth date: 1957	Director	Since June 2017	Chief Financial Officer and Treasurer of TradeLink Holdings LLC (alternative investment and proprietary trading firm) since 2006.	2	None
18

Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Patrick J. Quinn Birth date:1949	Director	Since May 2007	Currently Retired; President and Chairman of the Board of Ayres Associates (professional civil engineering firm), from April 2000 until retirement in December 2010.	2	National Presto Industries since May 2001.
Roy S. Schlachtenhaufen Birth date: 1949	Director	Since June 2017	Currently Retired; Senior Portfolio Manager at US Bancorp Investments, Inc. (wealth management firm) from 1991 until retirement in April 2017.	2	None
Interested Directors and Officers:
Thomas G. Plumb(2)(3) Birth date:1952	Director, Chairman, President and Chief Executive Officer Secretary	Since May 2007 Since August 2017	President of Wisconsin Capital Management, LLC, since January 2004; Chief Compliance Officer of Wisconsin Capital Management, LLC since August 2018; President and Principal of SVA Plumb Wealth Management, LLC from March 2011 - March 2019; President of SVA Plumb Financial, LLC (financial and trust services firm) from March 2011 - March 2019; CEO of SVA Plumb Trust Company from March 2011 - March 2019.	2	None
Nathan M. Plumb(3) Birth date: 1975	Director Chief Financial Officer and Treasurer	Since January 2017 Since August 2017	Principal of Custer Plumb Financial Services from January 2017 to September 2020.	2	None
19

Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Bonnie Romani Birth date: 1970	Chief Compliance Officer	Since August 2018
CCO of Wisconsin Capital Management, LLC since August 2020; Client Service
Administrator of
Wisconsin Capital
Management, LLC,
since August 2018;
State Analyst at American Family Insurance from February, 2006 through March 2018.
				N/A	N/A

(1)	Officers of the Funds serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Funds serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.
(2)	Thomas G. Plumb is an “interested person” of the Funds by virtue of his positions with the Funds and the Advisor.
(3)	Nathan M. Plumb is the son of Thomas G. Plumb. Nathan M. Plumb is an “interested person” of the Funds by virtue of this relationship to Thomas G. Plumb.

Board Committees
The Board of Directors of the Funds has an audit committee and a nominating committee.
Audit Committee. The audit committee consults with the independent auditors for the Funds on matters pertaining to their audits of the Funds’ annual financial statements and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request. The audit committee consists of Jay Loewi, Harlan J. Moeckler, Patrick J. Quinn and Roy S. Schlachtenhaufen, none of whom is an “interested” person of the Funds. Harlan J. Moeckler (Chair) has been determined by the Board to be an audit committee financial expert. The audit committee met two times during the fiscal year ended March 31, 2022.
Nominating Committee. The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not “interested persons” of the Funds must be made and approved by the nominating committee. The nominating committee has not established any specific, minimum qualifications or standards for director nominees. The nominating committee has adopted a written charter, which is available upon request. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not “interested persons” of the Funds must be made and approved by the nominating committee. The nominating committee consists of Jay Loewi (Chair), Harlan J. Moeckler, Patrick J. Quinn and Roy S. Schlachtenhaufen, none of whom is an “interested” person of the Funds. The nominating committee did not meet during the fiscal year ended March 31, 2022.
A brief summary of each director's specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that such person should serve as a director for the Funds is set forth below.
20

Jay Loewi. Mr. Loewi has been the Chairman since January 2021, and Chief Executive Officer since November 2007, of QTI Group, a privately owned human resources and staffing organization. He has served QTI and its affiliates in various other executive management roles for over 15 years. Mr. Loewi also has experience as a commercial loan officer that required him to analyze creditworthiness of businesses. Mr. Loewi’s educational background includes both attending and teaching finance and accounting-related courses. Mr. Loewi’s many years of experience analyzing the financial performance of businesses and his educational background bring a strong knowledge base of financial, accounting and audit matters to the Board and its committees.
Harlan J. Moeckler. Mr. Moeckler has served as the Chief Financial Officer and Treasurer of TradeLink Holdings LLC, a diversified alternative investment and proprietary trading firm, since 2006. Mr. Moeckler has also served on the Board of Directors for TradeLink WorldWide Ltd since 2008 and TradeLink Global Equity Master Fund Ltd since February of 2017. Prior to joining TradeLink, Mr. Moeckler served as a Vice President of fund accounting and administration for State Street Corp from 2002 until 2006. Mr. Moeckler graduated with a business degree in Accounting and Finance from the University of Wisconsin. Mr. Moeckler is also a Certified Public Accountant and became a Chartered Alternative Investment Analyst in 2004. Mr. Moeckler’s accounting background relating to and experience in the financial services industry add value and perspective to the Board.
Nathan M. Plumb. Mr. Nathan M. Plumb has extensive experience in the investment management industry. Since August of 2017, he has served as Chief Financial Officer and Treasurer of the Funds and as a Director since January 2017. He was an associate portfolio manager for the Funds from January 2014 through December 2016, and from August 2013 to December 2014 he served as an assistant portfolio manager of the Funds. He also served as Vice President of the Funds from August 2015 through December 2016. He previously served as Principal of Custer Plumb Financial Services from January 2017 to September 2020. From 2003 until December 2016, Mr. Plumb served in various roles with Wisconsin Capital Management and related entities, including as an active member of Wisconsin Capital Management’s research committee beginning in 2010 and as a portfolio manager for privately managed accounts beginning in 2009. He holds a Masters of Business Administration from the University of Wisconsin and a Bachelor’s degree in Psychology from Gustavus Adolphus College. He also holds his Certified Trust and Financial Advisor (CTFA) certification. Mr. Nathan M. Plumb’s significant experience in the mutual fund industry generally, and with respect to the Funds’ operations and investments specifically, adds meaningful perspective to the Board.

Thomas G. Plumb. Mr. Thomas Plumb is the President and Founder of Wisconsin Capital Management, LLC. He has been the lead portfolio manager of the Funds since their inception in 2007. He has also served as the President, Chief Executive Officer and Chairman of the Funds since their inception, and Secretary since August 1, 2017. Mr. Plumb also served as Chief Executive Officer of SVA Plumb Trust Company and President of SVA Plumb Financial, LLC from March 2011 through March 2019, and serves as a portfolio manager for separately managed accounts managed by Wisconsin Capital Management, LLC. Mr. Plumb has over 20 years of experience serving on fund boards of directors and has over 40 years of investing experience.
Patrick J. Quinn. Mr. Quinn served as Chairman and President of Ayres Associates Inc., an engineering consulting firm, from 2000 until his retirement in December 2010. He currently serves on the board of directors and the audit committee of National Presto Industries, Inc. since 2001.
21

Mr. Quinn also serves on numerous other non-profit boards and commissions. The nominating committee believes that Mr. Quinn’s management and administrative background together with his MBA degree from University of Wisconsin—Eau Claire brings a wealth of experience and knowledge to the Board and its committees.
Roy S. Schlachtenhaufen. Mr. Schlachtenhaufen served as a Portfolio Manager and Senior Portfolio Manager in the private Client Group at U.S. Bancorp Investments, Inc. from 1991 until his retirement in 2017. Mr. Schlachtenhaufen has served on the Human Resource Committee of the Board of Directors of Feed My People, a non-profit food bank, since 2013. Mr. Schlachtenhaufen was also the Executive Administrator of the Iowa Development Commission and worked as a stock broker for Dean Witter in Des Moines, Iowa and in the fixed income department of Boatmen's Bank NA, in Kansas City, Missouri before becoming Portfolio Manager at U.S. Bancorp Investments, Inc. Mr. Schlachtenhaufen graduated with a business degree in Economics from the University of Iowa in 1972 and a J.D. from Drake Law School in 1981. Mr. Schlachtenhaufen’s background and education, particularly his experience in the wealth management industry, add value and perspective to the Board.
Board Leadership Structure
Mr. Tom Plumb, an interested person of the Funds, currently serves as Chairman of the Board. As Chairman, Mr. Plumb undertakes the functions and duties that are customary for a chairman of a board of directors, including overseeing the planning of the agenda for Board meetings and presiding over meetings of the Board.
Mr. Pat Quinn currently serves as the lead independent director of the Funds. As lead independent director, Mr. Quinn presides over meetings of the independent directors. The lead independent director also acts as a liaison from time to time between the Fund management and the other independent directors of the Funds. The lead independent director may also perform such other duties as may be requested by the independent directors.
The Board has determined that it is currently in the best interests of the Funds and their shareholders that Mr. Plumb, as an interested person of the Funds, serves as Chairman in addition to his roles of President and Chief Executive Officer of the Funds and President of the Advisor. In reaching this conclusion, the Board considered many factors, including the following:
•Mr. Plumb has over 20 years experience serving as director on a fund board of directors, including over 10 years serving as chairman of a fund board;
•the Board’s belief that an interested Chairman has a personal and professional stake in the performance of the Funds;
•the Board’s belief that an interested Chairman is best equipped to provide oversight over the Funds’ day-to-day operations and to facilitate the orderly and efficient flow of information from Fund management to the independent directors;
•the Board has a lead independent director and all Board Committees consist only of independent directors;
•the independent directors have the opportunity to meet in executive session and with the Funds’ Chief Compliance Officer at least quarterly;
22

•the Board’s belief that the independent directors are able to act effectively and independently; and
•the Board’s belief that the Funds have had effective leadership while Mr. Plumb has been Chairman.
Risk Oversight
    The Board oversees risk as part of its oversight of the Funds. The Board primarily provides risk oversight during its regular quarterly meetings and as otherwise may be necessary or appropriate. To aid its oversight and evaluation, the Board and its Committees obtain regular periodic reports and other information from the Funds’ management and Chief Compliance Officer regarding the Funds’ operations. The Funds’ Chief Compliance Officer also has an opportunity to meet at least quarterly in executive session with the Independent Directors. In addition, the Board obtains relevant risk and risk management information from the Funds’ independent registered public accounting firm, Fund counsel and other Fund service providers, as the Board believes is necessary or appropriate. The Board reviews and discusses the Funds’ primary risk exposures and the steps management has taken to monitor and control such risks periodically during Board meetings and, when it deems necessary, communicates its thoughts on how risk assessment and risk management could be improved.

    While the Board provides risk oversight, the management of risks to the Funds on a day-to-day basis is carried out by Fund management, the Advisor and other Fund service providers. Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate every occurrence or effect of some risks.  It may not be practical or cost–effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Advisor or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. Although the risk management policies and procedures of the Advisor and other Fund service providers are designed to be effective, there can be no guarantee that they will be effective.
Director Ownership of Fund Shares
The table below sets forth the dollar range of shares of the Funds owned by the Directors of the Funds as of December 31, 2021 using the following ranges: none; $1-$10,000; $10,001 - $50,000; $50,001 - $100,000; and over $100,000.
23

Name of Director	Dollar Range of Equity Securities in each Plumb Fund	Aggregate Dollar Range of Equity Securities in All Plumb Funds Overseen by Director
Jay V. Loewi	None (Balanced Fund) $50,001 - $100,000(Equity Fund)	$50,001 - $100,000
Harlan J. Moeckler	None (Balanced Fund) $10,001 - $50,000 (Equity Fund)	$10,001 - $50,000
Nathan M. Plumb	None (Balanced Fund) over $100,000 (Equity Fund)	over $100,000
Thomas G. Plumb	over $100,000(Balanced Fund) over $100,000 (Equity Fund)	over $100,000
Patrick J. Quinn	over $100,000 (Balanced Fund) $50,001 - $100,000 (Equity Fund)	over $100,000
Roy S. Schlachtenhaufen	None (Balanced Fund) over $100,000 (Equity Fund)	over $100,000
Material Transactions with Independent Directors
No Director who is not an interested person of the Funds, or his or her immediate family members, owned beneficially or of record, as of the date of this Statement of Additional Information, any securities of the Advisor, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.
No Director who is not an interested person of the Funds, or an immediate family member of such Director, has had, since the Funds’ inception, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor which exceeds $120,000. In addition, no Director who is not an interested person of the Funds, or any immediate family members of such Director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Funds; an officer of the Funds; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment advisor or principal underwriter as the Funds or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such “control” person. No Director who is not an interested person of the Funds, or immediate family member, or such a Director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.
Director and Officer Compensation
24

Directors and officers of the Funds who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. Directors who are not so affiliated with the Advisor are entitled to receive as compensation for their services an annual retainer fee. The following compensation was paid to the Directors who are not affiliated with the Advisor for their services during the fiscal year ended March 31, 2022:

Director	Aggregate Compensation from Each Plumb Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Plumb Fund Complex
Independent Directors:
Jay V. Loewi	(Balanced Fund) $7,887 (Equity Fund) $2,113	None	None	$10,000
Patrick J. Quinn	(Balanced Fund) $7,887 (Equity Fund) $2,113	None	None	$10,000
Roy S. Schlachtenhaufen	(Balanced Fund) $7,887 (Equity Fund) $2,113	None	None	$10,000
Harlan J. Moeckler	(Balanced Fund) $7,887 (Equity Fund) $2,113	None	None	$10,000
Interested Directors:
Thomas G. Plumb	(Balanced Fund) $0 (Equity Fund) $0	None	None	$0
Nathan M. Plumb	(Balanced Fund) $0 (Equity Fund) $0	None	None	$0

Directors who are not affiliated with the Advisor also receive reimbursement for reasonable travel, meals, and lodging expenses incurred in connection with their attendance at meetings.
Directors and other affiliated persons of the Funds are not subject to a sales charge on purchases of Class A Shares by virtue of their position with the Funds.
Code of Ethics for Personal Trading
The Funds and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers, and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Funds and the Advisor to invest in securities, including securities that may
25

be purchased or held by a Fund, subject to certain exceptions and pre-clearance procedures. The Funds’ principal underwriter and distributor, Quasar Distributors, LLC, has also adopted a similar code of ethics under Rule 17j-1 of the 1940 Act.
Code of Ethics for Principal Executive, Financial and Accounting Officers
The Funds have established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely, and understandable disclosure in reports and documents the Funds file with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules, or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.
Proxy Voting Policies
Proxy voting policies adopted by the Funds are attached to this Statement of Additional Information as Exhibit A. These proxy voting policies describe the procedures used by the Funds to determine how to vote proxies. Information regarding how the Funds voted proxies relating to portfolio securities held by a Fund during the most recent 12-month period ended June 30 will be made available annually within sixty (60) days of June 30 as follows:
•    Without charge, upon request, by calling 1-866-987-7888;
•    On the Funds’ website at www.plumbfunds.com; and
•    On the SEC’s website at www.sec.gov.
Policy Regarding Disclosure of Fund Holdings
The Funds believe that portfolio holdings information constitutes material, non-public information. Accordingly, the Funds have adopted a policy limiting disclosure of each Fund’s portfolio holdings. A complete list of each Fund’s portfolio holdings as of the end of each calendar quarter will be posted on the Funds’ website within thirty (30) days after the end of such quarter. Lists of each Fund’s portfolio holdings are also disclosed to the extent required by law or to ratings agencies such as Morningstar or Lipper. Information about each Fund’s portfolio holdings may also be disclosed to the Funds’ Advisor, distributor, transfer agent, custodian, independent auditor, legal counsel, and other service providers (subject to their duty to maintain the confidentiality of such information) to the extent necessary to enable such providers to carry out their responsibilities to the Funds. Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Funds (including a majority of the independent directors) determines that such disclosure is appropriate. This policy does not prohibit disclosure to the media and others of particular stocks, industries, or market segments that a Fund owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed. The Board of Directors receives quarterly reports on compliance with this policy. A copy of the Funds’ policy regarding disclosure of portfolio holdings is available on the Funds’ website at www.plumbfunds.com.
Within three to four business days at the close of each fiscal quarter, the Funds may include their respective top ten portfolio holdings in a fact sheet which will be distributed to
26

shareholders and prospective investors and included on the Fund’s website at www.plumbfunds.com.
In addition to the foregoing disclosures, each of the following third-party service providers to the Funds receive information concerning the Funds’ portfolio holdings with no lag time in connection with performance of their services to the Funds:
•Wisconsin Capital Management, LLC—serves as the Funds’ investment advisor;
•U.S. Bank, National Association (“U.S. Bank, N.A.”)—serves as the Funds’ custodian and generally receives portfolio holdings information on a daily basis;
•U.S. Bancorp Fund Services, LLC now doing business as U.S. Bank Global Fund Services (“Fund Services”)—acts as the administrator, accountant, and the transfer agent to the Funds and generally receives portfolio holdings information on a daily basis;
•Cohen & Company, Ltd.—serves as the Funds’ Independent Registered Public Accounting Firm and generally receives portfolio holdings information on a semi-annual basis in connection with the preparation of annual and semiannual reports to shareholders, and otherwise from time to time as may be necessary or advisable in connection with the performance of its services to the Funds; and
•Quarles & Brady LLP—acts as counsel for the Funds and generally receives portfolio holdings information on a quarterly basis in connection with the preparation of regulatory filings, and otherwise from time to time as may be necessary or advisable in connection with the performance of its services to the Funds.
The Funds file with the SEC a complete schedule of their portfolio holdings for the first and third quarters of each fiscal year as an exhibit to the Funds’ report on Form N-PORT and for the second and fourth quarters of each fiscal year on Form N-CSR. These forms are generally filed or made publicly available within 60 days following the end of the fiscal quarter. These forms are available without charge, upon request, by calling 1-866-987-7888, or on the Funds’ website at www.plumbfunds.com. These forms are also available on the SEC’s website at www.sec.gov. The Funds will post their entire securities portfolios on their website (www.plumbfunds.com) concurrent with filings on Form N-CSR and Form N-PORT.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The following table sets forth the names, addresses and percentage ownership of each person who owns of record, or is known to management to own, beneficially 5% or more of a Fund’s outstanding shares or 5% or more of a class of a Fund’s shares as of July 1, 2022. Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. Similarly, any person owning more than 25% of a class of a Fund’s shares may be considered a “controlling person” of that class. A controlling person’s vote could have a more significant effect than the vote of other Fund shareholders (or shareholders of a class thereof) on matters presented to shareholders for approval, such as, for example, elections of directors and approval of distribution agreements, Rule 12b-1 distribution plans, and investment advisory and sub-advisory agreements. Other than those named below, no person controls any Fund:
27

Balanced Fund
Name and Address	Share Class	Percentage Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	Investor	32.72%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	Investor	17.24%	Record
TD Ameritrade Inc For the Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	Investor	10.10%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	64.12%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	Institutional	33.58%	Record
Thomas G Plumb c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Class A	67.83%	Beneficial
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	Class A	20.44%	Record
Pershing, LLC 1 Pershing Plz. Fl. 14 Jersey City NJ 07399-0002	Class A	11.73%	Record

Equity Fund
Name and Address	Share Class	Percentage Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	Investor	17.91%	Record
28

Equity Fund
Name and Address	Share Class	Percentage Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	Investor	13.78%	Record
US Bank NA Cust Thomas G Plumb IRA c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Investor	11.40%	Beneficial
Abigail M Christiansen & Lynn A Christiansen JTWROS TOD c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Investor	6.11%	Beneficial
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	51.22%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	Institutional	45.15%	Record
Thomas G Plumb c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Class A	89.01%	Beneficial
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Fund Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	Class A	10.99%	Record

As of July 1, 2022, the directors and officers of Wisconsin Capital Funds, Inc. as a group beneficially owned approximately 3.07% of the Investor Shares of the Balanced Fund, 2.62% of the Institutional Shares of the Balanced Fund, 62.83% of the Class A Shares of the Balanced Fund, approximately 15.77% of the Investor Shares of the Equity Fund, 16.22% of the Institutional Shares of the Equity Fund, and 89.01% of the Class A Shares of the Equity Fund.

ADVISORY, ADMINISTRATION, AND OTHER SERVICES
Advisory Services
Wisconsin Capital Management, LLC, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717 serves as the investment advisor for each Fund pursuant to an Advisory Agreement. The Advisor manages the investment and reinvestment of each Fund’s assets subject to the
29

supervision of the Funds’ Board of Directors. The Advisor formulates and implements a continuous investment program for each Fund consistent with its investment objective, policy, and restrictions.
The Advisory Agreement pursuant to which the Advisor is retained by each Fund provides for compensation to the Advisor (computed daily and paid monthly) at the annual rate of 0.65% of such Fund’s average daily net assets. The following table sets forth the advisory fees paid by each Fund (not including the effect of any fee waivers or expense recoupments) to the Advisor for the fiscal years ended March 31, 2020, March 31, 2021 and March 31, 2022:

	Fiscal Year Ended March 31,
	2020	2021	2022
Balanced Fund	$723,295	$849,051	$843,867
Equity Fund	$255,717	$257,060	$226,158

The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Advisory Agreement also provides that the Funds will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except liability to the Funds or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.
Information About Portfolio Manager
Thomas G. Plumb serves as the portfolio manager for each Fund.
Thomas G. Plumb serves as the Advisor’s President and Chief Executive Officer. Mr. Plumb is the indirect owner of all of the voting units of the Advisor through TGP, Inc. Mr. Thomas Plumb is entitled to receive distributions of the Advisor’s profits and cash distributions through his indirect ownership interest in the Advisor.
Portfolio manager compensation is comprised primarily of a market-based salary and a bonus component. Any bonus component would be made at the discretion of Mr. Plumb and has historically been calculated based upon the relative performance of the Fund managed by the portfolio manager before taxes over a rolling three-year period. The relative performance of a Fund is determined by comparing the performance of the Fund to a combination of the performance of such Fund’s benchmark(s) and the performance of the other mutual funds in such Fund’s Morningstar category. Since the amount of any bonus paid to the portfolio manager is related to the relative performance of the Funds, the performance of the Funds will have a material impact on the overall compensation of the portfolio manager. Overall, the profitability of the Advisor determines the total amount of compensation that is available for the portfolio manager. The portfolio manager is compensated by the Advisor, not by the Funds.
The table below sets forth the dollar range of shares of the Funds owned by the portfolio manager of the Funds as of March 31, 2022.
30

Portfolio Manager	Dollar Range of Equity Securities in each Plumb Fund
Thomas G. Plumb	Over $1,000,000 (Balanced Fund) Over $1,000,000 (Equity Fund)

The following table provides information about other accounts managed by Mr. Thomas Plumb as of March 31, 2022. None of the accounts shown in the table is charged a fee based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Plumb	0	0	64 totaling
			$160.1 million
Many, but not all, of the accounts managed by Mr. Thomas Plumb have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from the portfolio manager’s management of the investments of the Funds, on the one hand, and the investments of the other accounts, on the other hand, include:
•The portfolio manager’s allocation of sufficient time, energy, and resources to managing the investments of the Fund in light of his responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds;
•The fact that the fee is payable to the Advisor for managing the Funds may be less than the fees payable to the Advisor for managing other accounts, potentially motivating the portfolio manager to spend more time on managing the other accounts;
•The proper allocation of investment opportunities that are suitable for the Funds and other accounts; and
•The proper allocation of aggregated purchase and sale orders for the Funds and other accounts.
Administration Services
Fund Services acts as administrator to the Funds pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”). Under the Administration Agreement, Fund Services provides the Funds services pertaining to: (a) services pertaining to general management of the Funds, such as the preparation of materials for meetings of the Board of Directors, and the maintenance of the Funds’ books and records to the extent not maintained by the Funds’ other service providers; (b) services relating to monitoring the Funds’ compliance with applicable securities and tax laws and services relating to the preparation and filing of documents the Funds are required to file with the SEC and tax authorities; (c) maintaining and keeping current certain accounts and financial records of the Funds, preparing the Funds’ financial statements and other financial reports, calculating the Funds’ total returns, expense ratios and portfolio turnover rates, and overseeing the accounting-related services provided by the Funds’ other service providers; (d) providing supervision and oversight of all aspects of the Funds’ operations being performed by the
31

Funds’ other service providers; (e) preparing information in response to audits performed by the Funds’ independent accountants and the SEC; and (f) providing the Funds, to the extent not provided pursuant to other agreements, with executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; and (g) compliance with and reporting under state securities laws and certain tax laws applicable to the Funds and with certain administrative support software applications. For providing the foregoing services, Fund Services receives an asset-based fee, with a minimum annual fee, subject to certain conditions. Prior to June 1, 2017, Fund Services served as sub-administrative agent for the Funds. U.S. Bank, N.A., and Fund Services are affiliates.

The following table sets forth the fees paid by each Fund to Fund Services for its services for each Fund for the fiscal years ended March 31, 2020, March 2021 and March 31, 2022:

	Fiscal Year Ended March 31,
	2020	2021	2022
Balanced Fund	$98,401	$140,847	$162,900
Equity Fund	$61,694	$88,967	$115,036
Fund Accounting Services
Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Funds’ accounting services agent (the “Accounting Agent”) pursuant to a Fund Accounting Services Agreement (the “Accounting Agreement”). Under the Accounting Agreement, Fund Services provides pricing services, maintains the financial records of the Funds and provides other accounting-related services. U.S. Bank, N.A., and Fund Services are affiliates.
Transfer and Dividend Disbursing Agency Services
Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the transfer and dividend disbursing agent for each Fund. U.S. Bank, N.A., and Fund Services are affiliates.
Custodial Services
U.S. Bank, N.A., 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212 is the custodian of each Fund’s portfolio securities and cash, and is also responsible for handling the receipt and delivery of securities and receiving and collecting income from investments. U.S. Bank, N.A., and Fund Services are affiliates.
Legal Counsel and Independent Registered Public Accounting Firm
Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds.
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, WI 53202 serves as independent registered public accountants for the Funds, and in such capacity audits the annual financial statements of the Funds, reviews certain regulatory reports, prepares and/or reviews the federal income tax returns, and performs other professional auditing, tax, and accounting services when engaged by the Funds to do so.
32

Expenses
The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor, Administrator and Accounting Agent; the fees and expenses of the Funds’ custodian and transfer and dividend disbursing agent; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification, or contribution; any costs, expenses, or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports, and notices and the printing and distributing of the same to the Funds’ existing shareholders and regulatory authorities; compensation and expenses of the Funds’ Directors; and extraordinary expenses incurred by the Fund. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.
The Advisor has agreed to reimburse the Funds for all expenses they incur through July 31, 2023 so their annual operating expenses do not exceed:

	Investor Shares	Institutional Shares	Class A Shares
Balanced Fund	1.19%	0.99%	1.19%
Equity Fund	1.19%	0.99%	1.19%
For any year in which a Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding 36 months, provided the amount of recoupment in any year shall be limited so that it does not cause the Fund’s total operating expenses to exceed the applicable cap for that year. For the year ended March 31, 2022, the Advisor waived $52,218, $8,517, and $43 of expenses in the Plumb Balanced Fund’s Investor Shares, Institutional Shares, and Class A Shares, respectively. For the year ended March 31, 2022, the Advisor waived $127,658, $66,528, and $352 in expenses in the Plumb Equity Fund’s Investor Shares, Institutional Shares, and Class A Shares, respectively.
The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring on:
33

Plumb Balanced Fund Investor Shares		Plumb Equity Fund Investor Shares
March 31, 2023	$28,760	March 31, 2023	$95,993
March 31, 2024	$36,933	March 31, 2024	$108,883
March 31, 2025	$52,218	March 31, 2025	$127,658

Plumb Balanced Fund Institutional Shares		Plumb Equity Fund Institutional Shares
March 31, 2024	$5,682	March 31, 2024	$31,336
March 31, 2025	$8,517	March 31, 2025	$66,528

Plumb Balanced Fund Class A Shares		Plumb Equity Fund Class A Shares
March 31, 2024	$9	March 31, 2024	$38
March 31, 2025	$43	March 31, 2025	$352

DISTRIBUTION OF SHARES
Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor of the shares of each Fund. U.S. Bank, N.A., and Fund Services, are affiliates. Prior to March 31, 2020, the Distributor was an affiliate of U.S. Bank, N.A. and Fund Services.
Under the Distribution Agreement approved by the Board of Directors (including a majority of those directors who are not interested persons of the Funds or of the Distributor), the Distributor has agreed to use appropriate efforts to solicit orders for the sales of Fund shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of Fund shares, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature. The Distributor offers shares on a continuous basis but is not obligated to sell any certain number of shares of the Funds.
The Distribution Agreement will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of the Funds’ Board of Directors who are not interested persons of the Funds or the Distributor, cast in person at a meeting for the purpose of voting on such approval, and (ii) by the vote of either a majority of the Funds’ Board or a majority of the outstanding voting securities of the particular Fund. Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by either party and will automatically terminate in the event of its assignment.
Rule 12b-1 Plan
Each Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for the Investor Shares and Class A Shares of each Fund which, among other things, requires it to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets attributable to Investor Shares and Class A Shares, computed on an annual basis. The amount paid under the Rule 12b-1 Plan reimburses the Distributor for distributing Investor Shares and Class A Shares of each Fund and
34

providing services to shareholders. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution or other person who renders assistance in distributing or promoting the sale of Investor Shares and Class A Shares of each Fund, provides shareholder services to the Funds or has incurred any of the aforementioned expenses on behalf of the Funds pursuant to either a Dealer Agreement or other authorized arrangement. Covered shareholder servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. A Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by Investor Shares or Class A Shares of one Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with its provision of distribution or shareholder services to Investor Shares and Class A Shares of another Fund.
The Funds’ Rule 12b-1 Plan also authorizes the Funds to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the particular Fund’s average daily net assets attributable to Investor Shares and Class A Shares. The Funds’ direct payment of covered distribution and servicing expenses is made with the Distributor’s knowledge primarily for administrative convenience.
Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Funds and their shareholders. In particular, the Directors determined that it believes that the Rule 12b-1 Plan is reasonably likely to result in the retention of existing Fund assets or in the sale of additional shares of each Fund, thereby preserving and potentially leading to additional economies of scale that may reduce a Fund’s expense ratio.
The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.
The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the affected Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a Fund requires approval by the shareholders of that Fund; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b‑1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.
35

For the fiscal year ended March 31, 2022, the Balanced Fund paid $213,883 and the Equity Fund paid $37,324 to the Distributor under the Rule 12b-1 Plan.
The principal types of activities for which the Funds made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal year ended March 31, 2022 were as follows:

	Advertising/ Sales Literature	Printing/Mailing of Prospectuses (Other than to Current Investors)	Underwriter Compensation	Broker-Dealer Compensation(1)	Sales Personnel Compensation
Balanced Fund	$0	$0	$21,025	$192,858	$0

Equity Fund	$0	$0	$6,095	$31,229	$0

(1)	Includes compensation to broker-dealers and financial institutions other than the Distributor.
Revenue Sharing

The Advisor pays additional compensation out of its own assets (and not as an additional charge to any Fund) to selected financial advisors in connection with the retention and/or servicing of Fund investors and Fund shares, including without limitation for various shareholder servicing, recordkeeping or other services with respect to the Funds.
Such revenue-sharing payments are in addition to any distribution fees payable under the Rule 12b-1 Plan of any Fund. The level of revenue-sharing payments made to financial advisors under these arrangements is generally, but need not be, based on the aggregate value of accounts in the Funds for which these financial advisors are responsible, or may include a fixed fee. The amount of these payments may be substantial and may be different for different financial advisors based on, for example, the nature of the services being provided pursuant to the arrangement. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the firms and institutions to which they will be made, are determined by the Advisor from time to time.
Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of the Funds. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of the Funds.
PORTFOLIO TRANSACTIONS AND BROKERAGE
The Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the
36

underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisor believes that such brokers’ commissions or dealer spreads, quality of execution, and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the Advisor will not take into account the brokers’ promotion or sales of shares issued by any investment company. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor’s evaluation of the broker’s efficiency in executing and clearing transactions and the broker’s financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.
In selecting brokers to effect portfolio transactions for a Fund, the Advisor also takes into consideration the research, analytical, statistical, and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized databases and the software for analyzing such databases, and the availability of the brokerage firm’s analysts for consultation. Where computer software serves functions other than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause a Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor’s overall responsibilities with respect to the Fund and the other accounts as to which the Advisor exercises investment discretion.
The Advisor does not compensate broker-dealers for, or otherwise take into consideration, the efforts of a broker-dealer in marketing, offering, or selling Fund shares in allocating brokerage, although pursuant to procedures adopted by the Funds, the Advisor may effect portfolio transactions through such broker-dealers.
37

The Advisor may direct portfolio transactions for the Funds to broker-dealers under agreements in which a portion of the commissions paid to such broker-dealers by the Funds are returned to the Funds and used to pay the Funds’ expenses. There are no minimum levels of brokerage commissions that must be earned under these directed brokerage arrangements. The allocation of transactions to such broker-dealers will be made only if it is consistent with “best execution.”
On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor’s other customers (including any other fund or other Funds or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund.
During the last three fiscal years, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

	Year Ended March 31,
	2020	2021	2022
Balanced Fund	$44,563	$68,247	$86,423
Equity Fund	$19,468	$31,895	$34,057
The Funds did not pay any brokerage commissions to U.S. Bank during their past three fiscal years.
The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to the Advisor during the fiscal year ended March 31, 2022:

	Amount of Commissions Paid to Brokers or Dealers Who Supplied Research Services to the Advisor	Total Dollar Amount Involved
Balanced Fund	$74,673	$93,270,091

Equity Fund	$29,807	$37,792,518
As of the fiscal year ended March 31, 2022, the Funds did not own any securities of its “regular brokers or dealers” or their parents.

TAXES
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to take all other action required
38

so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a Subchapter corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and then distributions to shareholders of the remaining corporate after-tax income would be subject to a second tax at the shareholder level.
The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from the Funds may be reduced below 50% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.
Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.
As of March 31, 2022, neither Fund had any capital losses that may be carried forward to offset future capital gains.
Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November, or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.
All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.
Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 24% backup federal withholding tax if the Transfer Agent is not provided with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Funds are notified that the shareholder has under-reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the individual’s social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.
The foregoing discussion of tax consequences is a general summary of some of the federal income tax considerations generally affecting each Fund and its shareholders and is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action, with possible retroactive effect. Shareholders should consult their own tax advisors regarding the federal, state, and local tax consequences of an investment in a Fund and the particular tax consequences to them of an investment in the Fund.
39

COST BASIS REPORTING
The Funds are required to report to you and to the IRS the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when those shares are subsequently redeemed. Unless you elect a different permissible cost basis method in writing, the cost basis of covered shares will be determined using the average cost method, described below. These reporting requirements do not apply to shares held by you through a tax-deferred arrangement such as a 401(k) or an individual retirement account. Shares acquired prior to January 1, 2012 (“non-covered shares”) are treated as if they are held in an account separate from the covered shares for purposes of these reporting requirements. The Funds are not required to determine or report a shareholder’s cost basis of non-covered shares and are not responsible for the accuracy and reliability of any information provided for non-covered shares. However, as a courtesy, the Funds will continue to provide you with the cost basis of non-covered shares using the average cost method when available.
The cost basis of a share is generally its purchase price, including any sales charges you paid when you purchased your shares, adjusted for distributions, returns of capital, and other corporate actions. Any sales charges you pay to acquire shares of the Funds are generally not deductible. Cost basis is used to determine whether the redemption of a share results in a gain or loss. If you redeem covered shares during any year, the Funds will report the gain or loss, cost basis, and holding period of such covered shares to you and to the IRS on your Consolidated Form 1099.
A cost basis method is used by the Funds to determine which specific shares are deemed to be sold when a shareholder sells less than his or her entire position in a Fund and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a particular cost basis method, the Funds will use the average cost method, which averages the cost basis of all Fund shares purchased on or after January 1, 2012, in an account regardless of holding period, and deems shares sold or transferred first to be those with the longest holding period. Each shareholder may elect in writing for an alternate permissible cost basis method to be used to calculate the cost basis of its covered shares. The cost basis reporting method cannot be changed for previously redeemed covered shares.
If you hold Fund shares through a financial intermediary, please contact that financial intermediary to discuss the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Representatives of the Funds are not licensed tax advisors and are unable to give tax advice.
CAPITAL STOCK AND OTHER SECURITIES
General
The authorized capital stock of the Funds consists of two billion (2,000,000,000) shares of Common Stock, $0.001 par value per share. The shares of Common Stock are presently divided into two series, the Plumb Balanced Fund and the Plumb Equity Fund, each consisting of 600 million authorized shares of Common Stock. Each series is further divided into three classes of shares, including a class of Institutional Shares, a class of Investor Shares, and a class of Class
40

A Shares. The Board of Directors may authorize the issuance of additional series of Common Stock (funds) and more than one class of shares in a series.
Each share of Common Stock (including each share of the three classes mentioned above) has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and non-assessable. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. A contingent deferred sales charge may apply at the time you sell Class A Shares. Shares of Common Stock have no preemptive, subscription, conversion, or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares. Each share of a series issued and outstanding has identical dividend, liquidation, and other rights.
Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Funds’ Articles of Incorporation or Bylaws. Shareholders of the Funds vote together to elect a single Board of Directors and on other matters commonly affecting all of the Funds, with each share entitled to a single vote. Shares of all classes of a Fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new Advisory Agreement), separate votes by shareholders of each Fund are required. The Funds’ Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds’ outstanding shares, must be called) for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts.
FINANCIAL STATEMENTS
    The financial statements, related notes, and related report of Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, contained in the Annual Report to Shareholders of the Funds as of March 31, 2022, and for the year then ended, are hereby incorporated by reference. Copies of the Funds’ Annual Report may be obtained without charge by writing to the Plumb Funds, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717, by calling 1-866-987-7888, or by visiting the Plumb Funds website at www.plumbfunds.com.

41

EXHIBIT A
Wisconsin Capital Funds, Inc. (“Plumb Funds”, or the “Funds”)
Proxy Voting Policy

64.1    Overview

The “Funds” have delegated proxy voting decisions to the Funds’ investment adviser Wisconsin Capital Management, LLC (“WisCap”). WisCap’s Proxy Voting Committee determines how votes should be cast by the Fund, given their knowledge of the companies in which the Funds are invested and practices common in the companies’ relevant industries. The Funds expect WisCap to cast votes on behalf of the Funds in accordance with this Proxy Voting Policy, and to maintain policies and procedures designed to provide reasonable assurance proxies are voted in the Funds’ best economic interest. See Appendix A for WisCap’s current Proxy Voting Policy.
Questions regarding this policy should be directed to the Chief Compliance Officer (“CCO”) of the Funds or his/her designee.

64.2    Conflicts of Interest

WisCap may occasionally encounter a conflict in voting proxies for the Funds. In these instances, WisCap, consistent with its Proxy Voting Policy, has a duty to recognize potential conflicts and to resolve the conflict before voting the proxy. Accordingly, when WisCap believes that a particular vote to be cast presents a material conflict of interest, WisCap shall inform the Funds’ Board of Directors of the conflict and, as appropriate, seek guidance from the Board (or select members) as to how the vote should be cast and if legal counsel should be contacted.
Further, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be “interested persons” of WisCap that shall be authorized to provide guidance to WisCap on how to cast votes on behalf of the Fund if a material conflict of interest is present.

64.3    Voting Guidelines

WisCap shall follow guidelines as outlined within its Proxy Voting Policy in casting votes for the Funds. The WisCap Proxy Voting Policy is attached as Appendix A.

64.4    Oversight

The CCO shall take into account WisCap’s routine review of proxy voting activities in connection with the CCO’s annual review of Fund compliance matters.

Exhibit A-1

APPENDIX A
Wisconsin Capital Management, LLC (“WisCap”)
Proxy Voting Policy

33.1    Overview

This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best economic interest, when the responsibility for voting client proxies rests with WisCap. WisCap will vote proxies for clients pursuant to the authority granted in the investment advisory agreement between WisCap and its client, or as granted by written direction from each client.

The Proxy Review Committee (“Committee”), which consists of officers and/or employees of WisCap, is responsible for ensuring that proxies are voted in accordance with this policy.

Employees of WisCap are responsible for carrying out its proxy voting obligations under the oversight of WisCap’s Proxy Voting Committee.

Questions regarding this policy should be directed to the Chief Compliance Officer (“CCO”).

33.2    Conflicts of Interest

A.Overview

WisCap may encounter a material conflict in voting client proxies. WisCap has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that, in the opinion of the Committee, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include (but are not limited to):

1.WisCap provides investment advisory services to a publicly traded company and WisCap also holds that same security within client portfolios; and
2.An employee of WisCap has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant in the proxy contest, or a corporate director of the company.

B.Identifying Conflicts of Interest
1.WisCap maintains a separate listing of all material business conflicts of interests – those business relationships between the firms and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest.
2.All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult with Compliance for guidance.

C.Resolving Material Conflicts of Interest
Exhibit A-2

Upon identification of a material conflict of interest related to a specific proxy vote, the Committee will take one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.

1.Engage an independent party to determine how to vote the proxy;
2.Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;
3.Refer the proxy to a client or to a representative of the client for voting purposes; or
4.Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote.

33.3    Disclosures to Clients

A client may request WisCap to deliver this Proxy Voting Policy as well as a record of how WisCap has voted that client’s proxies. WisCap will use its respective Part 2A of Form ADV disclosures to:

A.Notify clients of how they may obtain a copy of this policy;
B.Notify clients of how they may obtain a record of how their securities were voted; and
C.Summarize WisCap’s proxy voting policies.

33.4    Voting Guidelines

WisCap will strive to vote all proxies in the best economic interests of its clients. The decision of how to vote follows the same criteria WisCap uses in managing client accounts – to vote for proposals in such a manner that, in WisCap’s opinion, will increase shareholder value.

General Overview

The Committee has established base guidelines for voting proxies, as summarized within the Proxy Trust system. The Committee shall review the base guidelines on a periodic basis.

WisCap will generally support management’s recommendations on proxy issues relating to business operations matters since management’s ability is a key factor WisCap considers in selecting equity securities for client portfolios. WisCap believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when WisCap believes the company’s management is acting in an inconsistent manner with its clients’ best interests, WisCap will vote against management’s recommendations.

From time to time, the Portfolio Manager responsible to review a specific proxy proposal may desire to vote contrary to WisCap’s base guidelines. Under such circumstances, the
Exhibit A-3

Portfolio Manager will notify the Committee, indicating the matter to be voted upon, the base proxy voting guideline applicable to that matter, and the rationale for the desired vote. Based upon the information provided, the Committee is responsible for reviewing all relevant information and determining whether to deviate from the applicable base proxy voting guideline.

New matters not already determined in the proxy voting guidelines will be reviewed by one of the officers and/or members of the Committee and will establish a guideline.

In evaluating a particular proxy proposal, WisCap will take into consideration, among other items:

1.Management’s assertions regarding the proxy proposal;
2.WisCap’s determination of how the proxy proposal will impact its clients; and
3.WisCap’s determination of whether the proxy proposal will create dilution for shareholders.

33.5     Record Retention Requirements

        WisCap shall keep the following proxy voting records:
A.These proxy voting policies and procedures;
B.Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
C.Records of proxy votes cast on behalf of each client;
D.Records of client requests for proxy voting information, including a record of the information provided by WisCap;
E.Documents prepared by WisCap that were material to making the decision of how to vote; and
F.Documentation of Committee approval for a Portfolio Manager to vote a proxy contrary to the base proxy voting guidelines.

WisCap will keep these records in accordance with their Record Retention Policy.

Exhibit A-4

Wisconsin Capital Funds, Inc.

PART C
Other Information
_________________

Item 28. Exhibits.
See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.
Item 29. Persons Controlled by or Under Common Control with Registrant.
    Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B. Statement of Additional Information.

Item 30. Indemnification.
Article IX, Section 9.1 of the Registrant’s By-laws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason that he or she is or was a director, officer, employee or agent of the Registrant. However, no person shall be indemnified by the Registrant against any liability to the Fund or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”
Item 31. Business and Other Connections of Investment Advisor.
Wisconsin Capital Management, LLC is the investment advisor (the “Advisor”) to each of the Registrant’s series, which currently consists of the Plumb Balanced Fund and the Plumb Equity Fund (the “Funds”).  The principal business address of the Advisor is 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717.  The Advisor is an investment advisor registered under the Investment Advisers Act of 1940 (the “Advisers Act”).  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-53829), which is incorporated herein by reference. The Advisor’s Form ADV sets forth the officers of the Advisor, and includes information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32. Principal Underwriters.
(a)Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	American Trust Allegiance Fund, Series of Advisors Series Trust
2.	Capital Advisors Growth Fund, Series of Advisors Series Trust
3.	Chase Growth Fund, Series of Advisors Series Trust
4.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.	Edgar Lomax Value Fund, Series of Advisors Series Trust
6.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.	Huber Large Cap Value Fund, Series of Advisors Series Trust
10.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.	Huber Small Cap Value Fund, Series of Advisors Series Trust
13.	Logan Capital International Fund, Series of Advisors Series Trust
14.	Logan Capital Large Cap Core Fund, Series of Advisors Series Trust
15.	Logan Capital Large Cap Growth Fund , Series of Advisors Series Trust
16.	Logan Capital Small Cap Growth Fund, Series of Advisors Series Trust
17.	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.	PIA BBB Bond Fund, Series of Advisors Series Trust
19.	PIA High Yield Fund, Series of Advisors Series Trust
20.	PIA High Yield Managed Account Completion Shares (MACS) Fund, Series of Advisors Series Trust
21.	PIA MBS Bond Fund, Series of Advisors Series Trust
22.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.	Poplar Forest Partners Fund, Series of Advisors Series Trust
25.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.	Scharf Alpha Opportunity Fund, Series of Advisors Series Trust
30.	Scharf Fund, Series of Advisors Series Trust
31.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
32.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
33.	Semper MBS Total Return Fund, Series of Advisors Series Trust
34.	Semper Short Duration Fund, Series of Advisors Series Trust
35.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
36.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
37.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
38.	The Aegis Funds
39.	Allied Asset Advisors Funds
40.	Angel Oak Funds Trust
41.	Angel Oak Strategic Credit Fund

42.	Barrett Opportunity Fund, Inc.
43.	Bridges Investment Fund, Inc.
44.	Brookfield Investment Funds
45.	Buffalo Funds
46.	Cushing Mutual Funds Trust
47.	DoubleLine Funds Trust
48.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
49.	Ecofin Tax-Advantaged Social Impact Fund, Inc. (f/k/a Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.)
50.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
51.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
52.	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
53.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
54.	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
55.	AAM Transformers ETF, Series of ETF Series Solutions
56.	AI Powered International Equity ETF, Series of ETF Series Solutions
57.	AlphaClone Alternative Alpha ETF, Series of ETF Series Solutions
58.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
59.	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
60.	Aptus Defined Risk ETF, Series of ETF Series Solutions
61.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
62.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
63.	Blue Horizon BNE ETF, Series of ETF Series Solutions
64.	Carbon Strategy ETF, Series of ETF Series Solutions
65.	ClearShares OCIO ETF, Series of ETF Series Solutions
66.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
67.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
68.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
69.	Distillate US Fundamental Stability & Value ETF, Series of ETF Series Solutions
70.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
71.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
72.	Hoya Capital Housing ETF, Series of ETF Series Solutions
73.	iBET Sport Betting & Gaming ETF, Series of ETF Series Solutions
74.	International Drawdown Managed Equity ETF, Series of ETF Series Solutions
75.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
76.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
77.	LHA Market State Tactical Beta Q ETF, Series of ETF Series Solutions
78.	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
79.	Loncar China BioPharma ETF, Series of ETF Series Solutions
80.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.	Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions

82.	Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
83.	Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
84.	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
85.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
86.	Opus Small Cap Value ETF, Series of ETF Series Solutions
87.	Premise Capital Diversified Tactical ETF, Series of ETF Series Solutions
88.	PSYK ETF, Series of ETF Series Solutions
89.	Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
90.	The Acquirers Fund, Series of ETF Series Solutions
91.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
92.	U.S. Global JETS ETF, Series of ETF Series Solutions
93.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
94.	U.S. Vegan Climate ETF, Series of ETF Series Solutions
95.	Volshares Large Cap ETF, Series of ETF Series Solutions
96.	First American Funds, Inc.
97.	FundX Investment Trust
98.	The Glenmede Fund, Inc.
99.	The Glenmede Portfolios
100.	The GoodHaven Funds Trust
101.	Greenspring Fund, Incorporated
102.	Harding, Loevner Funds, Inc.
103.	Hennessy Funds Trust
104.	Horizon Funds
105.	Hotchkis & Wiley Funds
106.	Intrepid Capital Management Funds Trust
107.	Jacob Funds Inc.
108.	The Jensen Quality Growth Fund Inc.
109.	Kirr, Marbach Partners Funds, Inc.
110.	AAF First Priority CLO Bond ETF, Series of Listed Funds Trust
111.	Core Alternative ETF, Series of Listed Funds Trust
112.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
113.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
114.	LKCM Funds
115.	LoCorr Investment Trust
116.	Lord Asset Management Trust
117.	MainGate Trust
118.	ATAC Rotation Fund, Series of Managed Portfolio Series
119.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
120.	Ecofin Digital Payments Infrastructure Fund, Series of Managed Portfolio Series
121.	Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
122.	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series

123.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
124.	Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
125.	Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
126.	Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series
127.	Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
128.	Jackson Square Global Growth Fund, Series of Managed Portfolio Series
129.	Jackson Square International Growth Fund, Series of Managed Portfolio Series
130.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
131.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
132.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
133.	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
134.	Kensington Managed Income Fund, Series of Managed Portfolio Series
135.	LK Balanced Fund, Series of Managed Portfolio Series
136.	Muhlenkamp Fund, Series of Managed Portfolio Series
137.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
138.	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
139.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
140.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
141.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
142.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
143.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
144.	Reinhart International PMV Fund, Series of Managed Portfolio Series
145.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
146.	Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series
147.	Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series
148.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
149.	V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
150.	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
151.	Argent Small Cap Fund, Series of Manager Directed Portfolios
152.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
153.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
154.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
155.	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
156.	Matrix Advisors Funds Trust
157.	Matrix Advisors Value Fund, Inc.
158.	Monetta Trust
159.	Nicholas Equity Income Fund, Inc.
160.	Nicholas Fund, Inc.
161.	Nicholas II, Inc.
162.	Nicholas Limited Edition, Inc.
163.	Permanent Portfolio Family of Funds

164.	Perritt Funds, Inc.
165.	Procure ETF Trust II
166.	Professionally Managed Portfolios
167.	Prospector Funds, Inc.
168.	Provident Mutual Funds, Inc.
169.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
170.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
171.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
172.	Aquarius International Fund, Series of The RBB Fund, Inc.
173.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
174.	Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
175.	Boston Partners Emerging Markets Long/Short Fund, Series of The RBB Fund, Inc.
176.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
177.	Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
178.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
179.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
180.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
181.	Boston Partners Small Cap Value II Fund, Series of The RBB Fund, Inc.
182.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
183.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
184.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
185.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
186.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
187.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
188.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
189.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
190.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
191.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
192.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
193.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
194.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
195.	SGI U.S. Large Cap Equity VI Portfolio, Series of The RBB Fund, Inc.
196.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
197.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
198.	WPG Partners Small/Micro Cap Value Fund, Series of The RBB Fund, Inc.
199.	RBC Funds Trust
200.	Series Portfolios Trust
201.	Thompson IM Funds, Inc.
202.	TrimTabs ETF Trust
203.	Trust for Advised Portfolios
204.	Barrett Growth Fund, Series of Trust for Professional Managers

205.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
206.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
207.	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
208.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
209.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
210.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
211.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
212.	Jensen Quality Value Fund, Series of Trust for Professional Managers
213.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
214.	Rockefeller Core Taxable Bond Fund, Series of Trust for Professional Managers
215.	Rockefeller Equity Allocation Fund, Series of Trust for Professional Managers
216.	Rockefeller Intermediate Tax Exempt National Bond Fund, Series of Trust for Professional Managers
217.	Rockefeller Intermediate Tax Exempt New York Bond Fund, Series of Trust for Professional Managers
218.	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
219.	USQ Core Real Estate Fund
220.	Wall Street EWM Funds Trust
221.	Wisconsin Capital Funds, Inc.

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President/Chief Compliance Officer/Treasurer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

Contained in the Registrant's most recently filed Form N-CEN.

Item 34. Management Services.
Not Applicable.

Item 35. Undertakings.
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the 1933 Act, and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on July 27, 2022.
WISCONSIN CAPITAL FUNDS, INC.
By:     /s/ Thomas G. Plumb
Thomas G. Plumb, President
Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on July 27, 2022:

Signature	Title
/s/ Thomas G. Plumb Thomas G. Plumb	Chairman of the Board, Director, Chief Executive Officer, President (Principal Executive Officer) and Secretary
/s/ Nathan M. Plumb* Nathan M. Plumb	Director, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
/s/ Jay Loewi* Jay Loewi	Director
/s/ Roy S. Schlachtenhaufen* Roy S. Schlachtenhaufen	Director
/s/ Patrick J. Quinn* Patrick J. Quinn	Director
/s/ Harlan J. Moeckler* Harlan J. Moeckler	Director
*By: /s/ Thomas G. Plumb Thomas G. Plumb, pursuant to Powers of Attorney previously filed and incorporated herein by reference.

WISCONSIN CAPITAL FUNDS, INC.
____________________________________________
EXHIBIT INDEX
TO
REGISTRATION STATEMENT ON FORM N-1A
_____________________________________________

Exhibit Number	Description	Filed Herewith	Incorporated by Reference From Prior Filing
(A)(1)	Registrant's Articles of Incorporation		X(1)
(A)(2)	Articles Supplementary to Designate Institutional Shares		X(7)
(A)(3)	Articles Supplementary to Designate Class A Shares		X(8)
(B)	Registrant's By-Laws		X(1)
(C)	Not Applicable
(D)(1)	Investment Advisory Agreement, dated May 21, 2007, by and between Registrant and Wisconsin Capital Management, LLC		X(2)
(D)(2)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and Wisconsin Capital Management, LLC	X
(E)(1)	Distribution Agreement, dated May 21, 2007, by and between Registrant, Quasar Distributors, LLC and Wisconsin Capital Management, LLC		X(2)
(E)(2)	Third Amendment to Distribution Agreement, dated May 1, 2011, by and between Registrant, Quasar Distributors, LLC and Wisconsin Capital Management, LLC		X(5)
(E)(3)	Novation Agreement dated March 31, 2020		X(7)
(F)	Not Applicable
(G)(1)	Custody Agreement, dated May 21, 2007, by and between Registrant and U.S. Bank National Association		X(2)
(G)(2)	Sixth Amendment to the Custody Agreement, dated May 15, 2015, by and between Registrant and U.S. Bank National Association		X(4)
(H)(1)	Fund Administration Servicing Agreement, dated May 24, 2017, by and between Registrant and U.S. Bancorp Fund Services, LLC		X(4)
(H)(2)	Addendum to Fund Administration Servicing Agreement, dated October 30, 2018, by and between Registrant and U.S. Bancorp Fund Services, LLC		X(6)
(H)(3)	Fund Accounting Servicing Agreement, dated May 21, 2007, by and between Registrant and U.S. Bancorp Fund Services, LLC		X(2)
(H)(4)	Eighth Amendment to Fund Accounting Servicing Agreement, effective June 1, 2017, by and between Registrant and U.S. Bancorp Fund Services, LLC		X(4)
(H)(5)	Transfer Agent Servicing Agreement, dated May 21, 2007, by and between Registrant and U.S. Bancorp Fund Services, LLC		X(2)
(H)(6)	Eighth Amendment to Transfer Agent Servicing Agreement, effective May 15, 2015, by and between Registrant and U.S. Bancorp Fund Services, LLC		X(3)

Exhibit Number	Description	Filed Herewith	Incorporated by Reference From Prior Filing
(H)(7)	Fee Waiver and Expense Reimbursement Commitment from Wisconsin Capital Management, LLC to Registrant regarding the capping of the expense ratios of the Plumb Funds		(See Exhibit (D)(2))
(H)(8)	Power of Attorney, dated June 1, 2017		X(4)
(H)(9)	Power of Attorney, effective August 1, 2017		X(4)
(I)(1)	Opinion of Legal Counsel with respect to Investor Shares of each Fund		X(2)
(I)(2)	Opinion of Legal Counsel with respect to Institutional Shares of each Fund		X(7)
(I)(3)	Opinion of Legal Counsel with respect to Class A Shares of each Fund		X(8)
(J)(1)	Consent of Independent Registered Public Accounting Firm	X
(J)(2)	Consent of Legal Counsel	X
(K)	Not Applicable
(L)	Subscription Agreement, dated April 3, 2007, by and between Registrant and Wisconsin Capital Management, LLC		X(2)
(M)	Second Amended and Restated Rule 12b-1 Plan and Agreement		X(8)
(N)	Amended and Restated Registrant's Rule 18f-3 Multiple Class Plan		X(8)
(P)	Registrant's Code of Ethics		X(3)
__________________________
(1)    Incorporated by reference from the Exhibits attached to the Registrant’s Initial Registration Statement filed with the SEC on April 5, 2007.
(2)    Incorporated by reference from the Exhibits attached to the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement filed with the SEC on May 23, 2007.
(3)    Incorporated by reference from the Exhibits attached to the Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed with the SEC on July 30, 2015.
(4)    Incorporated by reference from the Exhibits attached to the Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed with the SEC on July 31, 2017.
(5)    Incorporated by reference from the Exhibit attached to the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed with the SEC on July 31, 2018.
(6)    Incorporated by reference from the Exhibit attached to the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed with the SEC on July 30, 2019.
(7)    Incorporated by reference from the Exhibit attached to the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed with the SEC on July 29, 2020.
(8)     Incorporated by reference from the Exhibit attached to the Registrant’s Post-Effective Amendment No. 27 to the Registration Statement filed with the SEC on February 5, 2021.